Exhibit 10.1
INTERCREDITOR AGREEMENT
          This INTERCREDITOR AGREEMENT, dated as of December 3, 2008, and entered into by and among HOVNANIAN ENTERPRISES, INC., K. HOVNANIAN ENTERPRISES, each other Grantor (as defined below) from time to time party hereto, PNC Bank, National Association, as administrative agent (as of the date hereof includes the role of collateral agent) under the Senior Lender Documents (in such capacity(ies), together with any successor or assigns, the “First-Lien Administrative Agent” or “Senior Credit Agent”), Wilmington Trust Company, in its capacity as collateral agent under the Senior Noteholder Collateral Documents (as defined below) (together with its successor and assigns, the “Senior Noteholder Collateral Agent”), the Senior Trustee (as defined below), the Initial Junior Trustee (as defined below), Wilmington Trust Company, in its capacity as collateral agent for the Junior Mortgage Tax Collateral (as defined below) (together with its successors and assigns, the “Mortgage Tax Collateral Agent”), Wilmington Trust Company, in its capacity as collateral agent with respect to the Initial Junior Notes under the Junior Noteholder Collateral Documents (as defined below) (together with its successors and assigns, the “Initial Junior Noteholder Collateral Agent”) and each Additional Junior Trustee (as defined below) and Additional Junior Noteholder Collateral Agent (as defined below) from time to time party hereto.
RECITALS
          WHEREAS, the Company (as defined below), Hovnanian (as defined below), certain lenders, and PNC Bank, National Association, as administrative agent, are parties to that certain Credit Agreement (as defined below);
          WHEREAS, the Obligations (as defined below) of the Company under the Credit Joinder Agreement are or will be secured by various assets of the Company, Hovnanian and certain of their Subsidiaries and by various assets of certain Subsidiaries formed or acquired in the future;
          WHEREAS, the Company, Hovnanian and certain of their Subsidiaries and the Senior Trustee have entered into the Indenture dated as of May 27, 2008 (as amended, supplemented or otherwise modified from time to time, the “Senior Indenture”), pursuant to which the Senior Notes are governed and the Obligations under which are or will be secured by various assets of the Grantors;
          WHEREAS, the Company, Hovnanian and certain of their Subsidiaries and the Initial Junior Trustee have entered into the Indenture dated as of December 3, 2008 (as amended, supplemented or otherwise modified from time to time, the “Initial Junior Indenture”), pursuant to which $29,299,000 aggregate principal amount of Senior Third-Lien Secured Notes (the “Initial Junior Notes”) shall be (and any Additional Junior Notes may be) governed and the Obligations under which shall be secured by various assets of the Grantors;
          WHEREAS, the Company, Hovnanian and certain of their Subsidiaries and one or more Additional Junior Trustees may from time to time enter into one or more Indentures (each, as amended, supplemented or otherwise modified from time to time, an “Additional Junior

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Indenture” and, together with the Initial Junior Indenture, the “Junior Indentures”), pursuant to which Additional Junior Notes (as defined below) shall be governed and the Obligations under which shall be secured by various assets of the Grantors; and
          WHEREAS, the parties hereto desire to order the priorities of their respective Liens (as defined below) on the assets of the Grantors and address other related matters set forth below.
          NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
          Section 1. (a) Definitions. As used in this Agreement, the definitions set forth above are incorporated herein and the following terms have the meanings specified below:
          “Additional Junior Indenture” has the meaning set forth in the recitals.
          “Additional Junior Noteholder Collateral Agent(s)” means one or more Collateral Agents (which may be the Initial Junior Noteholder Collateral Agent), and its permitted successors and assigns, appointed by the Company with respect to Additional Junior Notes and which has executed a Joinder Agreement substantially in the form of Exhibit A hereto.
          “Additional Junior Notes” means any and all Senior Third-Lien Secured Notes to be issued by the Company from time to time (other than the Initial Junior Notes) pursuant to the Initial Junior Indenture or one or more Additional Junior Indentures.
          “Additional Junior Trustee(s)” means one or more Trustees (which may be the Initial Junior Trustee) under any Additional Junior Indentures, and its permitted successors and assigns, appointed by the Company and which has executed a Joinder Agreement substantially in the form of Exhibit A hereto.
          “Additional Mortgaged Collateral” has the meaning set forth in the Credit Agreement.
          “Agreement” means this Intercreditor Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.
          “Bankruptcy Code” means Title 11 of the United States Code.
          “Bankruptcy Law” means the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.
          “Business Day” means any day other than a Saturday, a Sunday or a day that is a legal holiday under the laws of the State of New York or on which banking institutions in the State of New York or the Commonwealth of Pennsylvania are required or authorized by law or other governmental action to close.

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          “Collateral Agency Agreement” means the Amended and Restated Collateral Agency Agreement dated as of December 3, 2008 among Hovnanian, the Company, the First-Lien Administrative Agent, the Mortgage Tax Collateral Agent. the Senior Noteholder Collateral Agent and the Initial Junior Noteholder Collateral Agent.
          “Common Collateral” means all of the assets of any Grantor, whether real, personal or mixed, constituting Senior Lender Collateral, Senior Noteholder Collateral and Junior Noteholder Collateral.
          “Company” means K. Hovnanian Enterprises, Inc., a corporation organized and existing under the laws of the State of California and wholly-owned by Hovnanian.
          “Comparable Junior Noteholder Collateral Document” means, in relation to any Common Collateral subject to any Lien created under any Senior Collateral Document or any Senior Noteholder Collateral Document, that Junior Noteholder Collateral Document that creates a Lien on the same Common Collateral, granted by the same Grantor.
          “Credit Agreement” means that Seventh Amended and Restated Credit Agreement, dated as of March 7, 2008, and amended pursuant to Amendment No. 1 to Seventh Amended and Restated Credit Agreement, dated as of May 16, 2008, among Hovnanian, the Company, PNC Bank, National Association, as administrative agent, and a syndicate of lenders, as may be amended, restated, supplemented, renewed, modified, refunded, replaced, revised, restructured or refinanced in whole or in part from time to time, provided that the stated principal amount thereof shall not be increased beyond the limit set forth in the Indenture (as in effect on the date hereof) and if at any time a Discharge of Senior Lender Claims occurs with respect to the Credit Agreement, then, the term “Credit Agreement” shall mean the Future First-Lien Indebtedness designated by the Company.
          “Deposit Account” has the meaning set forth in the Uniform Commercial Code.
          “Deposit Account Collateral” means that part of the Common Collateral comprised of Deposit Accounts, Financial Assets and Investment Property.
          “DIP Financing” has the meaning set forth in Section 6.1.
          “Discharge of Senior Claims” means payment in full in cash of (a) all Obligations in respect of all outstanding First-Lien Indebtedness or, with respect to letters of credit outstanding thereunder, delivery of cash collateral in an amount equal to one hundred five Percent (105%) of the outstanding letters of credit, as applicable, and termination of all commitments to extend credit thereunder, (b) all Obligations in respect of all outstanding Senior Notes and (c) any other Senior Claims that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid, excluding, in any case, Unasserted Contingent Obligations.
          “Discharge of Senior Lender Claims” means indefeasible payment in full in cash of (a) all Obligations in respect of all outstanding First-Lien Indebtedness or, with respect to letters of credit outstanding thereunder, delivery of cash collateral in an amount equal to one hundred five Percent (105%) of the outstanding letters of credit, as applicable, and termination of

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all commitments to extend credit thereunder and (b) any other Senior Lender Claims that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid, excluding, in any case, Unasserted Contingent Obligations.
          “Financial Assets” has the meaning set forth in the Uniform Commercial Code.
          “First-Lien Administrative Agent” has the meaning set forth in the recitals.
          “First-Lien Indebtedness” means Indebtedness incurred pursuant to the Credit Agreement, and all renewals, extensions, refundings, restructurings, replacements and refinancings thereof, in an aggregate principal amount not to exceed $300,000,000 plus up to an additional $25,000,000 of Indebtedness and other Obligations permitted pursuant to clause (i)(b)(ii) of the definition of Permitted Liens in the Initial Junior Indenture (and comparable clause under any Additional Junior Indenture) as of the date hereof, plus interest, advances reasonably necessary to preserve the value of the Common Collateral or to protect the Common Collateral, costs and fees, including legal fees, to the extent authorized under the Senior Collateral Documents or UCC § 9-607(d).
          “Future First-Lien Indebtedness” means any First-Lien Indebtedness other than Indebtedness that is incurred pursuant to the Credit Agreement that is designated by the Company as Future First-Lien Indebtedness and as a “Credit Facility” under the Junior Indentures and which is permitted to be secured by a first lien on the Common Collateral for purposes of the Junior Indentures or any other Junior Noteholder Document.
          “Grantors” means the Company, Hovnanian and each of its Subsidiaries that has or will have executed and delivered a Junior Noteholder Collateral Document, a Senior Noteholder Collateral Document or a Senior Collateral Document.
          “Hedging Obligations” means, with respect to any Person, all obligations and liabilities of such Person in respect of (a) interest rate or currency swap agreements, interest rate or currency cap agreements, interest rate or currency collar agreements or (b) other agreements or arrangements designed to protect such Person against fluctuations in interest rates and/or currency exchange rates.
          “Hovnanian” means Hovnanian Enterprises, Inc., a Delaware corporation.
          “Indebtedness” means and includes all obligations that constitute “Indebtedness” within the definition of “Indebtedness” set forth in the Credit Agreement.
          “Initial Junior Indenture” has the meaning set forth in the recitals.
          “Initial Junior Noteholder Collateral Agent” has the meaning set forth in the recitals.
          “Initial Junior Notes” has the meaning set forth in the recitals.
          “Initial Junior Trustee” means Wilmington Trust Company, in its capacity as trustee under the Initial Junior Indenture, and its permitted successors and assigns.

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          “Initial Mortgaged Collateral” has the meaning set forth in the Credit Agreement.
          “Insolvency or Liquidation Proceeding” means (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor as a debtor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any material part of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.
          “Investment Property” has the meaning set forth in the Uniform Commercial Code.
          “Junior Indentures” has the meaning set forth in the recitals hereto.
          “Junior Mortgage Tax Collateral” has the meaning set forth in Section 5.8(a).
          “Junior Noteholder Claims” means all Indebtedness incurred pursuant to the Junior Indentures and all Obligations with respect thereto.
          “Junior Noteholder Collateral” means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Junior Noteholder Claim.
          “Junior Noteholder Collateral Agents” means the Initial Junior Noteholder Collateral Agent and any Additional Junior Noteholder Collateral Agents.
          “Junior Noteholder Collateral Documents” means any agreement, document or instrument pursuant to which a Lien is granted by any Grantor to secure any Junior Noteholder Claims or under which rights or remedies with respect to any such Lien are governed as the same may be amended, restated or otherwise modified from time to time as permitted by this Agreement.
          “Junior Noteholder Documents” means collectively (a) the Junior Indentures, the Junior Notes, the Junior Noteholder Collateral Documents and (b) any other related document or instrument executed and delivered pursuant to any Junior Noteholder Document described in clause (a) of this definition evidencing or governing any Obligations thereunder as the same may be amended, restated or otherwise modified from time to time.
          “Junior Noteholder Pledge Agreements” means the Pledge Agreement, dated as of December 3, 2008, among the Company, certain other Grantors and the Initial Junior Trustee (the “Initial Junior Noteholder Pledge Agreement”) and any other Pledge Agreement among the Company, certain other Grantors and any Additional Junior Trustee, provided that the terms of such other Pledge Agreements are substantially similar to the terms of the Initial Junior Noteholder Pledge Agreement.

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          “Junior Noteholder Security Agreements” means the Security Agreement, dated as of December 3, 2008, among the Company, the other Grantors and the Initial Junior Trustee (the “Initial Junior Noteholder Security Agreement”) and any other Security Agreement among the Company, the other Grantors and an Additional Junior Trustee. provided that the terms of such other Security Agreements are substantially similar to the terms of the Initial Junior Noteholder Security Agreement.
          “Junior Noteholders” means the Persons holding Junior Noteholder Claims, including the Junior Trustees.
          “Junior Notes” means the Initial Junior Notes (including any exchange notes issued in respect thereof) and the Additional Junior Notes (including any exchange notes issued in respect thereof).
          “Junior Trustees” means the Initial Junior Trustee and any Additional Junior Trustees.
          “Lien” means, with respect to any asset, any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset.
          “Mortgage Tax Collateral Agent” has the meaning set forth in the recitals.
          “Mortgage Tax States” means the states of Florida, Maryland, Washington, D.C., Minnesota, Virginia, New York and Georgia, and any other state(s) identified to the Mortgage Tax Collateral Agent by the Company and the First-Lien Administrative Agent which requires a significant payment of mortgage recording taxes or other fees or taxes of a comparable nature and magnitude as that of any of the foregoing Mortgage Tax States.
          “Obligations” means, with respect to any Indebtedness, any and all obligations with respect to the payment of (a) any principal of or interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for post-filing interest is allowed in such proceeding) or premium on any Indebtedness, including any reimbursement obligation in respect of any letter of credit, (b) any fees, indemnification obligations, expense reimbursement obligations or other liabilities payable under the documentation governing such Indebtedness, (c) any obligation to post cash collateral in respect of letters of credit and any other obligations and/or (d) Hedging Obligations in connection with such Indebtedness.
          “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, entity or other party, including any government and any political subdivision, agency or instrumentality thereof.
          “Pledged Collateral” means (a) the Common Collateral in the possession or control of the Senior Credit Agent (or, after the Discharge of Senior Lender Claims, the Senior Noteholder Collateral Agent) (or its agents or bailees), to the extent that possession or control thereof is necessary to perfect a Lien thereon under the Uniform Commercial Code and (b) the “Pledged Collateral” under, and as defined in, the Junior Noteholder Pledge Agreements that is Common Collateral.

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          “Proceeds” means the following property (a) whatever is acquired upon the sale, lease, license, exchange or other disposition of Common Collateral, whether such sale, lease, license or other disposition is made by or on behalf of a Grantor, the First-Lien Administrative Agent, the Senior Credit Agent, the Senior Noteholder Collateral Agent, the Senior Trustee, any Junior Noteholder Collateral Agent, any Junior Trustee, the Mortgage Tax Collateral Agent or any other person, (b) whatever is collected on, or distributed on account of, Common Collateral, (c) rights arising out of the loss, nonconformity, or interference with the use of, defects or infringements of rights in, or damage to, the Common Collateral, (d) rights arising out of the Common Collateral, or (e) to the extent of the value of the Common Collateral, and to the extent payable to the debtor or the secured party, insurance payable by reason of the loss or nonconformity of, defects or infringement of rights in, or damage to, the Common Collateral.
          “Recovery” has the meaning set forth in Section 6.5.
          “Required Lenders” means, with respect to any Senior Credit Agreement, those Senior Lenders the approval of which is required to approve an amendment or modification of, termination or waiver of any provision of or consent or departure from the Senior Credit Agreement (or would be required to effect such consent under this Agreement if such consent were treated as an amendment of the Senior Credit Agreement).
          “Security Documents” means, collectively, the Junior Noteholder Collateral Documents, the Senior Noteholder Collateral Documents and the Senior Lender Collateral Documents.
          “Senior Claims” means, collectively, the Senior Lender Claims and the Senior Noteholder Claims.
          “Senior Collateral Documents” means any agreement, document or instrument pursuant to which a Lien is granted securing any Senior Lender Claims or under which rights or remedies with respect to such Liens are governed as the same may be amended, restated or otherwise modified from time to time.
          “Senior Credit Agent” has the meaning set forth in the recitals.
          “Senior Credit Agreement” means the Credit Agreement and any other agreement governing First-Lien Indebtedness.
          “Senior Creditors” means, collectively, the Senior Lenders and the Senior Noteholders.
          “Senior Indebtedness” means, collectively, (a) First-Lien Indebtedness and (b) Indebtedness incurred pursuant to the Senior Indenture and all renewals, extensions, refundings, restructurings, replacements and refinancings thereof.
          “Senior Indenture” has the meaning set forth in the recitals hereto.
          “Senior Intercreditor Agreement” means the Intercreditor Agreement, dated as of May 27, 2008, among the Hovnanian, the Company, each other Grantor party thereto, the First-

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Lien Administrative Agent, the Senior Credit Agent, the Senior Noteholder Collateral Agent, the Senior Trustee and Wilmington Trust Company, as mortgage tax collateral agent.
          “Senior Lender Claims” means all First-Lien Indebtedness outstanding including any Future First-Lien Indebtedness, and all Obligations in respect thereto. Senior Lender Claims shall include all interest and expenses accrued or accruing (or that would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant Senior Lender Document whether or not the claim for such interest or expenses is allowed as a claim in such Insolvency or Liquidation Proceeding.
          “Senior Lender Collateral” means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Senior Lender Claim.
          “Senior Lender Documents” means the Senior Credit Agreement, the Senior Collateral Documents, and each of the other agreements, documents and instruments (including each agreement, document or instrument providing for or evidencing a Senior Lender Hedging Obligation, providing for or evidencing any other Obligation under the Credit Agreement and any other related document or instrument executed or delivered pursuant to any Senior Lender Document at any time or otherwise evidencing any Indebtedness arising under any Senior Lender Document.
          “Senior Lender Hedging Obligations” means any Hedging Obligations secured by any Common Collateral under the Senior Collateral Documents.
          “Senior Lenders” means the Persons holding Senior Lender Claims, including the First-Lien Administrative Agent.
          “Senior Mortgage Tax Collateral” means the Mortgage Tax Collateral as defined in the Senior Intercreditor Agreement.
          “Senior Noteholder Claims” means all Indebtedness incurred pursuant to the Senior Indenture and all Obligations with respect thereto. Senior Noteholder Claims shall include all interest and expenses accrued or accruing (or that would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant Senior Noteholder Document whether or not the claim for such interest or expenses is allowed as a claim in such Insolvency or Liquidation Proceeding.
          “Senior Noteholder Collateral” means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Senior Noteholder Claim.
          “Senior Noteholder Collateral Agent” has the meaning set forth in the recitals.
          “Senior Noteholder Collateral Documents” means any agreement, document or instrument pursuant to which a Lien is granted by any Grantor to secure any Senior Noteholder

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Claims or under which rights or remedies with respect to any such Lien are governed as the same may be amended, restated or otherwise modified from time to time as permitted by this Agreement.
          “Senior Noteholder Documents” means collectively (a) the Senior Indenture, the Senior Notes, the Senior Noteholder Collateral Documents and (b) any other related document or instrument executed and delivered pursuant to any Senior Noteholder Document described in clause (a) of this definition evidencing or governing any Obligations thereunder as the same may be amended, restated or otherwise modified from time to time.
          “Senior Noteholder Pledge Agreement” means the Pledge Agreement, dated as of May 27, 2008, among the Company, certain other Grantors and the Senior Trustee.
          “Senior Noteholder Security Agreement” means the Security Agreement, dated as of May 27, 2008, among the Company, the other Grantors and the Senior Trustee.
          “Senior Noteholders” means the Persons holding Senior Noteholder Claims, including the Senior Trustee.
          “Senior Notes” means the $600 million principal amount of 11 and 1/2% Senior Second-Lien Secured Notes due 2013 issued by the Company pursuant to the Senior Indenture (including any exchange notes issued in respect thereof).
          “Senior Trustee” means Wilmington Trust Company, in its capacity as trustee under the Senior Indenture, and its permitted successors and assigns.
          “Subsidiary” means any “Subsidiary” of Hovnanian as defined in the Senior Credit Agreement.
          “Unasserted Contingent Obligations” means at any time, Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (except for (i) the principal of and interest and premium (if any) on, and fees relating to, any Indebtedness and (ii) contingent reimbursement obligations in respect of amounts that may be drawn under letters of credit) in respect of which no claim or demand for payment has been made (or, in the case of Obligations for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.
          “Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.
          (b) Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or

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otherwise modified in accordance with this Agreement, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
          Section 2. Lien Priorities.
          2.1 Subordination. Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to the Junior Trustees, the Junior Noteholder Collateral Agents or the Junior Noteholders on the Common Collateral or of any Liens granted to First-Lien Administrative Agent, the Senior Credit Agent or the Senior Lenders or to the Senior Trustee, the Senior Noteholder Collateral Agent or the Senior Noteholders on the Common Collateral or to the Mortgage Tax Collateral Agent with respect to the Junior Mortgage Tax Collateral or the Senior Mortgage Tax Collateral and notwithstanding any provision of the UCC, or any applicable law or the Junior Noteholder Documents, the Senior Noteholder Documents or the Senior Lender Documents or any other circumstance whatsoever (including any non-perfection of any Lien purporting to secure the Senior Claims and/or the Junior Noteholder Claims, for example, the circumstance of non-perfection of the Lien purporting to secure the Senior Claims and perfection of the Lien purporting to secure the Junior Noteholder Claims), the Junior Trustees, the Mortgage Tax Collateral Agent (to the extent of the interest of the Junior Noteholders in the Common Collateral) and the Junior Noteholder Collateral Agents, on behalf of themselves and the Junior Noteholders, hereby agree that: (a) any Lien on the Common Collateral securing any Senior Claims now or hereafter held by or on behalf of the First-Lien Administrative Agent, the Senior Credit Agent, the Mortgage Tax Collateral Agent (other than to the extent of the interest of the Junior Noteholders), any Senior Lenders, the Senior Trustee, the Senior Noteholder Collateral Agent and the Senior Noteholders or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Common Collateral securing any of the Junior Noteholder Claims and (b) any Lien on the Common Collateral securing any Junior Noteholder Claims now or hereafter held by or on behalf of the Junior Trustees, the Mortgage Tax Collateral Agent (to the extent of the interest of the Junior Noteholders in the Common Collateral), the Junior Noteholder Collateral Agents, or any Junior Noteholders or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any Senior Claims. All Liens on the Common Collateral securing any Senior Claims shall be and remain senior in all respects and prior to all Liens on the Common Collateral securing any Junior Noteholder Claims for all purposes, whether or not such Liens securing any Senior Claims are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person.
          2.2 Prohibition on Contesting Liens. Each of the Junior Trustees, the Junior Noteholder Collateral Agents and the Mortgage Tax Collateral Agent for itself and on behalf of

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each Junior Noteholder, each Senior Trustee, the Senior Noteholder Collateral Agent and the Mortgage Tax Collateral Agent for itself and on behalf of each Senior Noteholder and each of the First-Lien Administrative Agent, the Mortgage Tax Collateral Agent and the Senior Credit Agent, for itself and on behalf of each Senior Lender, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of (a) a Lien securing any Senior Claims held by or on behalf of any of the Senior Lenders or Senior Noteholders in the Common Collateral or (b) a Lien securing any Junior Noteholder Claims held by or on behalf of any of the Junior Noteholders in the Common Collateral, as the case may be; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the First-Lien Administrative Agent, the Mortgage Tax Collateral Agent, the Senior Credit Agent, any Senior Lender, the Senior Trustee, the Senior Noteholder Collateral Agent or any Senior Noteholder to enforce this Agreement, including the priority of the Liens securing the Senior Claims as provided in Section 2.1 and 3.1.
          2.3 No New Liens. So long as the Discharge of Senior Claims has not occurred, the parties hereto agree that, after the date hereof, if the Junior Trustees and/or the Junior Noteholder Collateral Agents shall hold any Lien on any assets of the Company or any other Grantor securing any Junior Noteholder Claims that are not also subject to the first-priority Lien in respect of the Senior Lender Claims under the Senior Lender Documents and the second-priority Lien in respect of the Senior Noteholder Claims under the Senior Noteholder Documents, the Junior Trustees and/or the Junior Noteholder Collateral Agents, upon demand by the First-Lien Administrative Agent, Senior Credit Agent, the Senior Trustee, the Senior Noteholder Collateral Agent or the Company, will assign such Lien to the Senior Credit Agent, the Mortgage Tax Collateral Agent and/or the Senior Noteholder Collateral Agent as security for the relevant Senior Claims (in which case the Junior Trustees may retain a junior lien on such assets subject to the terms hereof).
          2.4 Perfection of Liens. Except as provided in Section 5.5, 5.6 and 5.9, none of the First-Lien Administrative Agent, the Mortgage Tax Collateral Agent, the Senior Credit Agent, the Senior Lenders, the Senior Trustee, the Senior Noteholder Collateral Agent nor the Senior Noteholders shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Common Collateral for the benefit of the Junior Trustees, the Junior Noteholder Collateral Agents and/or the Junior Noteholders. The provisions of this Intercreditor Agreement are intended solely to govern the respective Lien priorities as between the respective Senior Creditors and the Junior Noteholders and shall not impose on the First-Lien Administrative Agent, the Senior Credit Agent, the Senior Lenders, the Mortgage Tax Collateral Agent, the Senior Trustee, the Senior Noteholder Collateral Agent, the Junior Trustees, the Junior Noteholder Collateral Agents, the Senior Noteholders or the Junior Noteholders any obligations in respect of the disposition of Proceeds of any Common Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.
          2.5 Recording of Liens. Each of the Junior Trustees, the Junior Noteholder Collateral Agents, and the Junior Noteholders agree that until the prior Lien of the Senior Lenders and the Senior Noteholders on any Common Collateral has been recorded or otherwise perfected, each will take commercially reasonable efforts not to file or to otherwise perfect a

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Lien against such Common Collateral. If, notwithstanding the preceding sentence, any Junior Trustee, any Junior Noteholder Collateral Agent and any Junior Noteholders have recorded or otherwise perfected a Lien prior to recording or other perfection of the Lien of the Senior Lenders and/or the Senior Noteholders on any Common Collateral, upon written request of the First-Lien Administrative Agent or the Senior Noteholder Collateral Agent, they and each of them will record a subordination of such Lien to the Lien of the Senior Lenders and/or the Senior Noteholder, as the case may be, in form and substance reasonably acceptable to the First-Lien Administrative Agent and/or the Senior Noteholder Collateral Agent, as applicable. The First-Lien Administrative Agent and the Senior Noteholder Collateral Agent will use commercially reasonable efforts to record or otherwise perfect its security interest in the Common Collateral as promptly as practicable.
          Section 3. Enforcement.
          3.1 Exercise of Remedies.
          (a) So long as the Discharge of Senior Claims has not occurred, even if an event of default has occurred and remains uncured under the Junior Noteholder Collateral Documents, and whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, (i) the Junior Trustees, the Junior Noteholder Collateral Agents, and the Mortgage Tax Collateral Agent, to the extent of any interest of the Junior Noteholders, and the Junior Noteholders will not exercise or seek to exercise any rights or remedies as a secured creditor (including set-off) with respect to any Common Collateral on account of any Junior Noteholder Claims, institute any action or proceeding with respect to the Common Collateral, or exercise any remedies against the Common Collateral (including any action of foreclosure), or contest, protest or object to any foreclosure proceeding or action brought with respect to the Common Collateral by the First-Lien Administrative Agent, Senior Credit Agent, any Senior Lender, the Mortgage Tax Collateral Agent, the Senior Trustee, the Senior Noteholder Collateral Agent or any Senior Noteholder in respect of Senior Claims, any exercise of any right under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Junior Trustee, any Junior Noteholder Collateral Agent, the Mortgage Tax Collateral Agent or any Junior Noteholder is a party, or any other exercise by any such party, of any rights and remedies as a secured creditor relating to the Common Collateral under the Senior Lender Documents, the Senior Noteholder Documents or otherwise in respect of Senior Claims, or object to the forbearance by or on behalf of the Senior Lenders or the Senior Noteholders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Common Collateral in respect of Senior Claims; provided that notwithstanding anything to the contrary in this Section 3.1(a), the Mortgage Tax Collateral Agent shall not be restricted from exercising or seeking to exercise the rights and remedies of a secured creditor with respect to any Common Collateral in respect of Senior Claims, and (ii) the First-Lien Administrative Agent, the Senior Credit Agent, the Mortgage Tax Collateral Agent, the Senior Lenders, the Senior Trustee, the Senior Noteholder Collateral Agent and the Senior Noteholders shall have the exclusive right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the sale, release, disposition, or restrictions with respect to the Common Collateral as a secured creditor without any consultation with or the consent of any Junior Trustee, any Junior Noteholder Collateral Agent or any Junior Noteholder; provided that

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(A) in any Insolvency or Liquidation Proceeding commenced by or against any Grantor, any Junior Trustee or any Junior Noteholder may file a claim or statement of interest with respect to the Junior Noteholder Claims, (B) to the extent it would not prevent, restrict or otherwise limit any rights granted or created hereunder or under any Senior Lender Collateral Documents in favor of the First-Lien Administrative Agent or any other Senior Lender in respect of the Common Collateral or under any Senior Noteholder Collateral Documents in favor of the Senior Noteholder Collateral Agent, the Mortgage Tax Collateral Agent or any Senior Noteholders in respect of the Common Collateral, any Junior Trustee or any Junior Noteholder may take any action not adverse to the Liens on the Common Collateral securing the Senior Claims in order to preserve, perfect or protect its respective rights in the Common Collateral, (C) to the extent it would not prevent, restrict or otherwise limit any rights granted or created hereunder or under any Senior Lender Collateral Documents in favor of the First-Lien Administrative Agent, the Mortgage Tax Collateral Agent, the Senior Credit Agent, or any other Senior Lender in respect of the Common Collateral or under any Senior Noteholder Collateral Documents in favor of the Senior Noteholder Collateral Agent or any Senior Noteholders in respect of the Common Collateral, any Junior Trustee or any Junior Noteholder shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleadings made by any person objecting to or otherwise seeking the disallowance of the Junior Noteholder Claims, including without limitation any claims secured by the Common Collateral, if any, in each case in accordance with the terms of this Agreement, or (D) any Junior Trustee or any Junior Noteholder shall be entitled to file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either Bankruptcy Law or applicable non-bankruptcy law, in each case in accordance with the terms of this Agreement. In exercising rights and remedies with respect to the Common Collateral, the First-Lien Administrative Agent, the Senior Credit Agent, the Senior Lenders, the Senior Trustee, the Senior Noteholder Collateral Agent and the Senior Noteholders may enforce the provisions of the Senior Lender Documents or the Senior Noteholder Documents, as applicable, and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral upon foreclosure, to cause the Grantors to deliver a transfer document in lieu of foreclosure to the Senior Lenders or any nominee of the Senior Lenders (or, if the Discharge of the Senior Lender Claims has occurred, to the Senior Noteholders or any nominee of the Senior Noteholders), to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a mortgagee in any applicable jurisdiction and a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction. Upon the Discharge of Senior Claims, the Junior Trustees, the Junior Noteholder Collateral Agents and the Mortgage Tax Collateral Agent, on behalf of themselves and the Junior Noteholders, will not be required to release their claims on any Common Collateral that has not been sold or otherwise disposed of in connection with the Discharge of Senior Claims.
          (b) The Junior Trustees and the Junior Noteholder Collateral Agents and the Mortgage Tax Collateral Agent (with respect to the Mortgage Tax Collateral Agent solely to the extent of any interest of the Junior Noteholders in the Common Collateral) on behalf of themselves and the Junior Noteholders, agree that solely as to the Common Collateral, they and each of them will not, in connection with the exercise of any right or remedy with respect to the

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Common Collateral, receive any Common Collateral or Proceeds of any Common Collateral in respect of Junior Noteholder Claims, or, upon or in any Insolvency or Liquidation Proceeding (except under any plan of reorganization approved by the Senior Creditors or as provided in section 6.6) with respect to any Grantor as debtor, take or receive any Common Collateral or any Proceeds of Common Collateral in respect of Junior Noteholder Claims, unless and until the Discharge of Senior Claims has occurred. Without limiting the generality of the foregoing, unless and until the Discharge of Senior Claims has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.1(a) or Section 6.3, the sole right of the Junior Trustees, the Junior Noteholder Collateral Agents and the Junior Noteholders with respect to the Common Collateral is to hold a Lien on the Common Collateral in respect of Junior Noteholder Claims pursuant to the Junior Noteholder Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Senior Claims has occurred. In addition to the foregoing, the Junior Noteholders hereby acknowledge that the Junior Indentures and the Junior Noteholder Documents permit the Company and the other Grantors to repay Senior Claims with Proceeds from the disposition of the Common Collateral prior to application to repay the Junior Noteholders Claims, and agree that to the extent the Senior Lender Documents or the Senior Noteholder Documents require repayment of the Senior Claims with Proceeds from such dispositions, the Company shall pay such Proceeds to the Senior Creditors as so required and each of the Junior Trustees, the Junior Noteholder Collateral Agents and the Junior Noteholders will not take or receive such Proceeds until after so applied.
          (c) Subject to the proviso in clause (ii) of Section 3.1(a), the Junior Trustees and the Junior Noteholder Collateral Agents, for themselves and on behalf of the Junior Noteholders, agree that the Junior Trustees, the Junior Noteholder Collateral Agents and the Junior Noteholders will not take any action that would hinder any exercise of remedies undertaken by the First-Lien Administrative Agent, the Senior Credit Agent, the Mortgage Tax Collateral Agent, the Senior Lenders, the Senior Trustee, the Senior Noteholder Collateral Agent or the Senior Noteholders with respect to the Common Collateral under the Senior Lender Documents or the Senior Noteholder Documents, including any sale, lease, exchange, transfer or other disposition of the Common Collateral, whether by foreclosure or otherwise and shall release any and all claims in respect of such Common Collateral (except for the right to receive the balance of Proceeds and to be secured by the Common Collateral after Discharge of Senior Claims as described in Section 4.1 and 5.1) so that it may be sold free and clear of the Liens of the Junior Noteholders, the Junior Noteholder Collateral Agents and of the Junior Trustees, on behalf of the Junior Noteholders, and the Junior Trustees and the Junior Noteholder Collateral Agents, for themselves and on behalf of any such Junior Noteholder, shall, within ten (10) Business Days of written request by the Senior Credit Agent or the Senior Noteholder Collateral Agent, execute and deliver to the Senior Credit Agent or the Senior Noteholder Collateral Agent, as applicable, such termination statements, releases and other documents as such agent may request to effectively confirm such release and the Junior Trustees and the Junior Noteholder Collateral Agents, for themselves and on behalf of the Junior Noteholders, hereby irrevocably constitute and appoint the First-Lien Administrative Agent or the Senior Credit Agent or the Senior Noteholder Collateral Agent or the Senior Trustee, as applicable, and any officer or agent of such Person, with full power of substitution, as their true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Junior Trustee, such Junior Noteholder Collateral Agent or such holder or in the First-Lien Administrative Agent or the Senior Credit Agent’s or the Senior Noteholder Collateral Agent’s or the Senior Trustee’s, as

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applicable, own name, from time to time in the First-Lien Administrative Agent or the Senior Credit Agent’s or the Senior Noteholder Collateral Agent’s or the Senior Trustee’s discretion, for the purpose of carrying out the terms of this Section 3.1(c), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary to accomplish the purposes of this Section 3.1(c), including any termination statements, endorsements or other instruments of transfer or release. In exercising rights and remedies with respect to the Common Collateral, the First-Lien Administrative Agent, the Senior Credit Agent, the Mortgage Tax Collateral Agent, the Senior Lenders, the Senior Trustee, the Senior Noteholder Collateral Agent and the Senior Noteholders may enforce the provisions of the Senior Lender Documents or the Senior Noteholder Documents, as applicable, and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral upon foreclosure, to cause the Grantors to deliver a transfer document in lieu of foreclosure to the Senior Lenders or any nominee of the Senior Lenders or the Senior Noteholders or any nominee of the Senior Noteholders, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a mortgagee in any applicable jurisdiction and a secured creditor under the Uniform Commercial Code or other laws of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction. The Junior Trustees and the Junior Noteholder Collateral Agents for themselves and on behalf of the Junior Noteholders, hereby waive any and all rights they or the Junior Noteholders may have as a junior lien creditor or otherwise to object to the manner in which the First-Lien Administrative Agent, the Senior Credit Agent, the Mortgage Tax Collateral Agent, the Senior Lenders, the Senior Trustee, the Senior Noteholder Collateral Agent or the Senior Noteholders, seek to enforce or collect the Senior Claims or the Liens granted in any of the Common Collateral in respect of Senior Claims, regardless of whether any action or failure to act by or on behalf of the First-Lien Administrative Agent, the Senior Credit Agent, the Mortgage Tax Collateral Agent, the Senior Lenders, the Senior Trustee, the Senior Noteholder Collateral Agent or the Senior Noteholders is adverse to the interest of the Junior Noteholders. The Junior Trustees and the Junior Noteholder Collateral Agents, for themselves and on behalf of the Junior Noteholders, waive the right to commence any legal action or assert in any legal action or in any Insolvency or Liquidation Proceeding any claim against the Mortgage Tax Collateral Agent, the Senior Noteholders and/or Senior Lenders seeking damages from the Mortgage Tax Collateral Agent, Senior Noteholders or the Senior Lenders or other relief, by way of specific performance, injunction or otherwise, with respect to any action taken or omitted by the Mortgage Tax Collateral Agent, Senior Noteholders or the Senior Lenders as permitted by this Agreement.
          (d) The Junior Trustees and the Junior Noteholder Collateral Agents hereby acknowledge and agree that no covenant, agreement or restriction contained in any Junior Noteholder Document shall be deemed to restrict in any way the rights and remedies of the First-Lien Administrative Agent, the Senior Credit Agent, the Mortgage Tax Collateral Agent, the Senior Lenders, the Senior Trustee, the Senior Noteholder Collateral Agent or the Senior Noteholders with respect to the Common Collateral as set forth in this Agreement, the Senior Lender Documents and the Senior Noteholder Documents, to the extent consistent with this Agreement.

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          3.2 Cooperation. Subject to the proviso in clause (ii) of Section 3.1(a), the Junior Trustees and the Junior Noteholder Collateral Agents, on behalf of themselves and the Junior Noteholders, agree that, unless and until the Discharge of Senior Claims has occurred, they will not commence, or join with any Person (other than the First-Lien Administrative Agent, the Senior Lenders, the Senior Credit Agent, the Mortgage Tax Collateral Agent, the Senior Trustee, the Senior Noteholder Collateral Agent and the Senior Noteholders upon the written request thereof) in commencing any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Common Collateral under any of the Junior Noteholder Documents or otherwise in respect of the Junior Noteholder Claims.
          Section 4. Payments.
          4.1 Application of Proceeds. So long as the Discharge of Senior Claims has not occurred, any Proceeds of any Common Collateral paid or payable to the First-Lien Administrative Agent, the Senior Credit Agent, the Senior Noteholder Collateral Agent or the Senior Trustee as provided in section 3.1(b) or pursuant to the enforcement of any Security Document or the exercise of any right or remedy with respect to the Common Collateral under the Senior Lender Documents or the Senior Noteholder Documents, together with all other Proceeds received by any Person (including all funds received in respect of post-petition interest or fees and expenses) as a result of any such enforcement or the exercise of any such remedial provision or as a result of any distribution of or in respect of any Common Collateral (or the Proceeds thereof whether or not expressly characterized as such) upon or in any Insolvency or Liquidation Proceeding (except under any plan of reorganization approved by the Senior Creditors or as provided in Section 6.6) with respect to any Grantor as debtor, shall be applied by the First-Lien Administrative Agent, the Senior Credit Agent, the Senior Noteholder Collateral Agent or the Senior Trustee to the Senior Claims in such order as specified in the relevant Senior Lender Documents and/or Senior Noteholder Documents. Upon the Discharge of Senior Claims, the First-Lien Administrative Agent and/or the Senior Credit Agent and/or the Senior Trustee and/or the Senior Noteholder Collateral Agent and/or the Mortgage Tax Collateral Agent, as applicable, shall deliver to the Junior Trustees any Proceeds of Common Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, to be applied by the Junior Trustees to the Junior Noteholder Claims in such order as specified in the Junior Noteholder Collateral Documents or, if not specified therein, ratably to each such Junior Trustee based on the respective amount of Junior Noteholder Claims owed under the Junior Noteholder Documents in which respect such Junior Trustee is acting.
          4.2 Payments Over. So long as the Discharge of Senior Claims has not occurred, any Common Collateral or Proceeds thereof received by any Junior Trustee, any Junior Noteholder Collateral Agent or any Junior Noteholder in connection with the exercise of any right or remedy (including set-off) relating to the Common Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Senior Credit Agent for the benefit of the Senior Creditors (or, at any time after the Discharge of the Senior Lender Claims, to the Senior Trustee for the benefit of the Senior Noteholders) in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. If any Lien on Common Collateral for Senior Indebtedness is void or voidable and the Lien on the same Common Collateral of any Junior Trustee, any Junior Noteholder

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Collateral Agent or any Junior Noteholder is not void or voidable, the Proceeds of such Lien received by any Junior Trustee, any Junior Noteholder Collateral Agent or any Junior Noteholder shall be segregated and held in trust and forthwith paid over to the Senior Credit Agent for the benefit of the Senior Creditors (or, at any time after the Discharge of the Senior Lender Claims, to the Senior Trustee for the benefit of the Senior Noteholders) in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Senior Credit Agent and the Senior Trustee are hereby authorized to make any such endorsements as agent for any such Junior Trustee, any such Junior Noteholder Collateral Agent or any such Junior Noteholder. This authorization is coupled with an interest and is irrevocable.
          Section 5. Other Agreements.
          5.1 Releases.
          (a) At such times as the Senior Creditors have released their Liens on all, or any portion of, the Common Collateral, even if an event of default has occurred and remains uncured under the Junior Noteholder Collateral Documents, and whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the Liens granted to the Junior Trustees, the Mortgage Tax Collateral Agent or the Junior Noteholders on the Common Collateral (or, in the case of a release of Liens on only a portion of the Common Collateral, the portion of the Common Collateral on which the Liens of the Senior Creditors were released) shall be automatically, unconditionally and simultaneously released and the Junior Trustees, for themselves and on behalf of the Junior Noteholders, promptly shall execute and deliver to the First-Lien Administrative Agent, the Senior Trustee and the Company such termination statements, releases and other documents as the First-Lien Administrative Agent, the Senior Trustee and the Company may request to effectively confirm such release; provided that, (A) in the event that the Liens are released in connection with the Discharge of Senior Claims, the Liens granted to the Junior Trustees, the Mortgage Tax Collateral Agent or the Junior Noteholders on the Common Collateral will not be released, except to the extent that the Common Collateral, or any portion thereof, was disposed of in order to repay the Senior Claims, and thereafter, the Junior Trustees (acting at the written direction of the Junior Noteholders) will have the right to exercise remedies with respect to the Common Collateral and the restrictions in this Agreement shall no longer apply, and (B) if the Senior Claims (or any portion thereof) are thereafter secured by assets that would constitute Common Collateral, the Junior Noteholder Claims shall then be secured by a third priority Lien on such Common Collateral, to the same extent provided pursuant to the Junior Noteholder Collateral Documents.
          (b) The Junior Trustees and the Junior Noteholder Collateral Agents, for themselves and on behalf of the Junior Noteholders, hereby irrevocably constitute and appoint the Senior Credit Agent, the First-Lien Administrative Agent, the Senior Noteholder Collateral Agent and the Senior Trustee and any officer or agent of the Senior Credit Agent, the First-Lien Administrative Agent, the Senior Noteholder Collateral Agent or the Senior Trustee, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Junior Trustees and/or the Junior Noteholder Collateral Agents or such holder or in the Senior Credit Agent’s, the First-Lien Administrative Agent’s, the Senior Noteholder Collateral Agent’s or the Senior Trustee’s own name, from time to time in the

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Senior Credit Agent’s, First-Lien Administrative Agent’s, the Senior Noteholder Collateral Agent’s and the Senior Trustee’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Section 5.1, including any termination statements, endorsements or other instruments of transfer or release.
          5.2 Insurance. Unless and until the Discharge of Senior Claims has occurred, the First-Lien Administrative Agent, the Senior Credit Agent, the Senior Lenders, the Senior Trustee, the Senior Noteholder Collateral Agent and the Senior Noteholders shall have the sole and exclusive right, subject to the rights of the Grantors under the Senior Lender Documents and the Senior Noteholder Documents, to adjust settlement for any insurance policy covering the Common Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral. Unless and until the Discharge of Senior Claims has occurred, all proceeds of any such policy and any such award if in respect of the Common Collateral shall be paid to the First-Lien Administrative Agent, the Senior Credit Agent, the Mortgage Tax Collateral Agent, the Senior Trustee or the Senior Noteholder Collateral Agent for the benefit of the Senior Lenders or the Senior Noteholders, as applicable, to the extent required under the Senior Lender Documents and the Senior Noteholder Documents in respect of the Senior Claims and thereafter to the Junior Trustees for the benefit of the Junior Noteholders to the extent required under the applicable Junior Noteholder Documents and then to the owner of the subject property or as a court of competent jurisdiction may otherwise direct. Subject to Section 5.4, if any Junior Trustee, any Junior Noteholder Collateral Agent or any Junior Noteholder shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the First-Lien Administrative Agent or the Senior Trustee in accordance with the terms of Section 4.2.
          5.3 Designation of Subordination; Amendments to Junior Noteholder Collateral Documents.
          (a) The Junior Trustees and the Junior Noteholder Collateral Agents agree that each Junior Noteholder Collateral Document shall include the following language (or language to similar effect approved by the First-Lien Administrative Agent and the Senior Noteholder Collateral Agent):
          “Notwithstanding anything herein to the contrary, the lien and security interest granted to the Junior Trustee pursuant to this Agreement and the exercise of any right or remedy by the Junior Trustee hereunder are subject to the provisions of the Intercreditor Agreement, dated as of December 3, 2008 (as amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., and certain subsidiaries of Hovnanian Enterprises, Inc., party thereto, PNC Bank, N.A., as Senior Credit Agent and First-Lien Administrative Agent, Wilmington Trust Company, as Senior Trustee and Senior Noteholder Collateral Agent, Wilmington Trust Company, as Mortgage Tax Collateral Agent, Wilmington Trust Company, as Initial Junior Trustee and Initial Junior Noteholder Collateral Agent and the other parties from time to time partly thereto. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern.”

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          (b) Unless and until the Discharge of Senior Claims has occurred, without the prior written consent of the First-Lien Administrative Agent and the Senior Noteholder Collateral Agent, no Junior Noteholder Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Junior Noteholder Collateral Document, would be prohibited by or inconsistent with any of the terms of this Agreement.
          (c) In the event that the First-Lien Administrative Agent, the Senior Credit Agent, the Senior Lenders, the Senior Trustee, the Senior Noteholder Collateral Agent or the Senior Noteholders enter into any amendment, waiver or consent in respect of any of the Senior Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Collateral Document or any Senior Noteholder Collateral Document or changing in any manner the rights of the First-Lien Administrative Agent, the Senior Credit Agent, the Mortgage Tax Collateral Agent, the Senior Lenders, the Senior Trustee, the Senior Noteholder Collateral Agent, the Senior Noteholders, the Company or any other Grantor thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Junior Noteholder Collateral Document without the consent of the Junior Trustees, the Junior Noteholder Collateral Agents or the Junior Noteholders and without any action by the Junior Trustees, the Junior Noteholder Collateral Agents, the Company or any other Grantor; provided that the consent of the Junior Noteholders shall be required only in the circumstance that an amendment to the Senior Collateral Documents and/or the Senior Noteholder Collateral Documents, as applicable, is prejudicial to the interests of the Junior Noteholders to a greater extent than it is to the interests of the Senior Creditors (other than by virtue of their relative priorities and rights and obligations, and subject to increases in principal, interest or fees of the Senior Creditors to the extent permitted in this Agreement). The Company will use commercially reasonable efforts to notify the Junior Trustees and Junior Noteholder Collateral Agents of such amendment(s) but the failure to provide such notice shall not affect the application, validity or enforceability of such amendment(s).
          5.4 Rights As Unsecured Creditors. Notwithstanding anything to the contrary in this Agreement, the Junior Trustees and the Junior Noteholders may exercise rights and remedies as an unsecured creditors against the Company, Hovnanian or any Subsidiary that has guaranteed the Junior Noteholder Claims in accordance with the terms of the Junior Noteholder Documents and applicable law. Nothing in this Agreement shall prohibit the receipt by any Junior Trustee or any Junior Noteholders of the required payments of interest and principal so long as such receipt is not (i) the direct or indirect result of the exercise by any Junior Trustee, any Junior Noteholder Collateral Agent, the Mortgage Tax Collateral Agent or any Junior Noteholder of rights or remedies as a secured creditor in respect of Common Collateral or (ii) in violation of Section 3.1, 4.1, 5.2 or 6.3. In the event any Junior Trustee, any Junior Noteholder Collateral Agent or any Junior Noteholder becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Junior Noteholder Claims, such judgment lien shall be subordinated to the Liens securing Senior Claims on the same basis as the other Liens securing the Junior Noteholder Claims are so subordinated to such Liens securing Senior Claims under this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Senior Credit

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Agent, the Senior Lenders, the Senior Trustee or the Senior Noteholders may have with respect to the Common Collateral.
          5.5 Bailee for Perfection — Senior Credit Agent.
Prior to the Discharge of Senior Lender Claims:
          (a) The Senior Credit Agent agrees to hold the Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as bailee for the Junior Trustees and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the Junior Noteholder Security Agreements, subject to the terms and conditions of this Section 5.5.
          (b) The Senior Credit Agent agrees to hold the Deposit Account Collateral that is part of the Common Collateral and controlled by the Senior Credit Agent for the Junior Trustees and any assignee solely for the purpose of perfecting the security interest granted in such Deposit Account Collateral pursuant to the Junior Noteholder Security Agreements, subject to the terms and conditions of this Section 5.5. Upon Discharge of Senior Lender Claims, the First-Lien Administrative Agent shall continue to hold such Deposit Account Collateral pursuant to this clause (b) until the earlier of the date (i) the Senior Trustee (or, at any time after the Discharge of Senior Claims, the Junior Trustees) has obtained control thereof for the purpose of perfecting its security interest and (ii) which is 30 days after the Discharge of Senior Lender Claims.
          (c) Except as otherwise specifically provided herein (including, without limitation, Sections 3.1 and 4.1), until the Discharge of Senior Lender Claims has occurred, the Senior Credit Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the Senior Lender Documents as if the Liens under the Junior Noteholder Collateral Documents did not exist. The rights of the Junior Trustees, the Junior Noteholder Collateral Agents and the Junior Noteholders with respect to such Pledged Collateral shall at all times be subject to the terms of this Agreement.
          (d) The Senior Credit Agent shall have no obligation whatsoever to the Junior Trustees, the Junior Noteholder Collateral Agents or any Junior Noteholder to assure that the Pledged Collateral is genuine or owned by any of the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.5. The duties or responsibilities of the Senior Credit Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as bailee for the Junior Trustees for purposes of perfecting the Lien held by the Junior Trustees.
          (e) The Senior Credit Agent shall not have by reason of the Junior Noteholder Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of any Junior Trustee or any Junior Noteholder and the Junior Trustees and the Junior Noteholders hereby waive and release the Senior Credit Agent from all claims and liabilities arising pursuant to the Senior Credit Agent’s role under this Section 5.5, as agent and bailee with respect to the Common Collateral.

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          (f) Upon Discharge of Senior Lender Claims, the Senior Credit Agent shall deliver to the Senior Trustee (or, upon Discharge of Senior Claims, as applicable in accordance with Section 5.6(f), or at the direction of the Company, to the Junior Trustees), to the extent that it is legally permitted to do so, the remaining Pledged Collateral (if any) together with any necessary endorsements (or otherwise allow the Senior Trustee or Junior Trustees, as the case may be, to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct. The Company shall take such further action as is required to effectuate the transfer contemplated hereunder and shall indemnify the Senior Credit Agent for loss or damage suffered by the Senior Credit Agent as a result of such transfer except for loss or damage suffered by the Senior Credit Agent as a result of its own wilful misconduct or bad faith. The Senior Credit Agent has no obligation to follow instructions from the Junior Trustees in contravention of this Agreement. Without limiting the foregoing, upon Discharge of Senior Lender Claims, the First-Lien Administrative Agent will use commercially reasonable efforts to promptly deliver an appropriate termination or other notice confirming such Discharge of Senior Lender Claims to the applicable depositary bank, issuer of uncertificated securities or securities intermediary, if any, with respect to the Deposit Account Collateral, money market mutual fund or similar collateral, or securities account collateral.
          (g) Neither the First-Lien Administrative Agent, the Senior Credit Agent nor the Senior Lenders shall be required to marshal any present or future collateral security for the Company’s or its Subsidiaries’ obligations to the Senior Credit Agent or the Senior Lenders under the Senior Credit Agreement or the Senior Collateral Documents or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security shall be cumulative and in addition to all other rights, however existing or arising.
          5.6 Bailee For Perfection — Senior Trustee
At any time after the Discharge of Senior Lender Claims:
          (a) The Senior Trustee agrees to hold the Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as bailee for the Junior Trustees and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the Junior Noteholder Security Agreements, subject to the terms and conditions of this Section 5.6.
          (b) The Senior Trustee agrees to hold the Deposit Account Collateral that is part of the Common Collateral and controlled by the Senior Trustee for the Junior Trustees and any assignee solely for the purpose of perfecting the security interest granted in such Deposit Account Collateral pursuant to the Junior Noteholder Security Agreements, subject to the terms and conditions of this Section 5.6. Upon Discharge of Senior Claims, the Senior Trustee shall continue to hold such Deposit Account Collateral pursuant to this clause (b) until the earlier of the date (i) the Junior Trustees have obtained control thereof for the purpose of perfecting their security interests and (ii) which is 30 days after the Discharge of Senior Claims.
          (c) Except as otherwise specifically provided herein (including, without limitation, Sections 3.1 and 4.1), until the Discharge of Senior Claims has occurred, the Senior

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Trustee shall be entitled to deal with the Pledged Collateral in accordance with the terms of the Senior Noteholder Documents as if the Liens under the Junior Noteholder Collateral Documents did not exist. The rights of the Junior Trustees, the Junior Noteholder Collateral Agents and the Junior Noteholders with respect to such Pledged Collateral shall at all times be subject to the terms of this Agreement.
          (d) The Senior Trustee shall have no obligation whatsoever to the Junior Trustees, the Junior Noteholder Collateral Agents or any Junior Noteholder to assure that the Pledged Collateral is genuine or owned by any of the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.6. The duties or responsibilities of the Senior Trustee under this Section 5.6 shall be limited solely to holding the Pledged Collateral as bailee for the Junior Trustees for purposes of perfecting the Lien held by the Junior Trustees.
          (e) The Senior Trustee shall not have by reason of the Junior Noteholder Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of any Junior Trustee or any Junior Noteholder and the Junior Trustees and the Junior Noteholders hereby waive and release the Senior Credit Agent from all claims and liabilities arising pursuant to the Senior Trustee’s role under this Section 5.6, as agent and bailee with respect to the Common Collateral.
          (f) Upon Discharge of Senior Claims, the Senior Trustee shall deliver to the Junior Trustees, to the extent that it is legally permitted to do so, the remaining Pledged Collateral (if any) together with any necessary endorsements (or otherwise allow the Junior Trustees to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct. The Company shall take such further action as is required to effectuate the transfer contemplated hereunder and shall indemnify the Senior Trustee for loss or damage suffered by the Senior Trustee as a result of such transfer except for loss or damage suffered by the Senior Trustee as a result of its own wilful misconduct or bad faith. The Senior Trustee has no obligation to follow instructions from the Junior Trustees in contravention of this Agreement. Without limiting the foregoing, upon Discharge of Senior Claims, the Senior Trustee will use commercially reasonable efforts to promptly deliver an appropriate termination or other notice confirming such Discharge of Senior Claims to the applicable depositary bank, issuer of uncertificated securities or securities intermediary, if any, with respect to the Deposit Account Collateral, money market mutual fund or similar collateral, or securities account collateral.
          (g) Neither the Senior Trustee, the Senior Noteholder Collateral Agent nor the Senior Noteholders shall be required to marshal any present or future collateral security for the Company’s or its Subsidiaries’ obligations to the Senior Trustee or the Senior Noteholders under the Senior Indenture or the Senior Noteholder Collateral Documents or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security shall be cumulative and in addition to all other rights, however existing or arising.
          5.7 Additional Collateral. If any Lien is granted by any Grantor in favor of or for the benefit of the Senior Lenders, the Senior Noteholders or the Junior Noteholders on any collateral, including Liens on the Initial Mortgaged Collateral and the Additional Mortgaged

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Collateral (other than Common Collateral identified as Junior Mortgage Tax Collateral which shall be subject to the Liens of the Mortgage Tax Collateral Agent), such Collateral shall also be subject to a Lien in favor of the Senior Lenders, the Senior Noteholders and the Junior Noteholders in the relative lien priority scheme set forth in Section 2.1.
          5.8 Collateral Agents; Collateral Documents.
          (a) Pursuant to the Collateral Agency Agreement, the Mortgage Tax Collateral Agent shall act as collateral agent for the Senior Lenders, the Senior Noteholders and the Junior Noteholders with respect to Liens granted on real property located in the Mortgage Tax States (that is Initial Mortgaged Collateral or Additional Mortgaged Collateral) as determined in accordance with Section 5.8(c) below (the “Junior Mortgage Tax Collateral”). For the avoidance of doubt, such Liens may be created by modifying the security instruments creating the Liens on the existing Senior Mortgage Tax Collateral.
          (b) With respect to any and all Junior Noteholder Collateral other than the Junior Mortgage Tax Collateral, the Junior Noteholder Collateral Agents shall act as collateral agents on behalf of the applicable Junior Noteholders. The Junior Noteholder Collateral Agents shall separately document their respective Lien(s) on any and all Junior Noteholder Collateral other than Junior Mortgage Tax Collateral.
          (c) Determination of Status of Mortgage Tax State Collateral; Reliance by Mortgage Tax Collateral Agent. The determination of whether Liens to be granted on Initial Mortgaged Collateral and Additional Mortgaged Collateral would constitute Junior Mortgage Tax Collateral under the Credit Agreement shall be made by the Company and the First-Lien Administrative Agent (or the Company after the Discharge of Senior Lender Claims) in the reasonable exercise of each of their discretion, and the First-Lien Administrative Agent (or the Company) shall so notify the Mortgage Tax Collateral Agent in a written certificate of such determination with, as applicable, a copy of such certificate to be contemporaneously provided to the Company. The Mortgage Tax Collateral Agent shall not be responsible for determining the status of any Collateral as Junior Mortgage Tax Collateral and shall be entitled to rely on such certificate(s) of the First-Lien Administrative Agent (or the Company) identifying that any Collateral constitutes Junior Mortgage Tax Collateral and shall be under no obligation to treat any Collateral not so identified as Junior Mortgage Tax Collateral. Upon receipt of such certificate(s) from the First-Lien Administrative Agent identifying any Collateral as Junior Mortgage Tax Collateral, the Mortgage Tax Collateral Agent shall be entitled to treat such Collateral as Junior Mortgage Tax Collateral for all purposes under this Agreement. Any designation by the First-Lien Administrative Agent (or the Company) that any Collateral is Junior Mortgage Tax Collateral shall be, subject to the provisions of Section 5.1(a) hereof, irrevocable. Any such certificates shall be full warrant to the Mortgage Tax Collateral Agent for any action taken, suffered or omitted in reliance thereof.
          5.9 Release of Liens on, and Application of the Proceeds of, the Junior Mortgage Tax Collateral.
          (a) In the event of any release of the Liens on the Junior Mortgage Tax Collateral in respect of Senior Claims in accordance with the Senior Collateral Documents and

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the Senior Noteholder Collateral Documents, the Junior Trustees and the Junior Noteholder Collateral Agents, for themselves and on behalf of the Junior Noteholders, promptly shall execute and deliver to the Mortgage Tax Collateral Agent or the applicable Grantor such termination statements, releases and other documents as the Mortgage Tax Collateral Agent or such Grantor may reasonably request to effectively confirm such release in connection with a release pursuant to Section 5.1.
          (b) Proceeds of the Junior Mortgage Tax Collateral shall be applied as set forth in Section 4.1 so long as the Discharge of Senior Claims has not occurred. Unless and until the Discharge of Senior Claims has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.1(a) and Section 6.3, the sole right of the Junior Noteholders with respect to the Junior Mortgage Tax Collateral is to hold a shared Lien on the Junior Mortgage Tax Collateral in respect of Junior Noteholder Claims pursuant to the Junior Noteholder Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of the Senior Claims has occurred.
          (c) Except as otherwise specifically provided in Sections 3.1 and 4.1, until the Discharge of Senior Claims has occurred, the Mortgage Tax Collateral Agent shall be entitled to deal with the Junior Mortgage Tax Collateral in accordance with the terms of the Senior Lender Documents as if the Liens under the Junior Noteholder Collateral Documents did not exist. The rights of the Junior Trustees, the Junior Noteholder Collateral Agents and the Junior Noteholders with respect to such Pledged Collateral shall at all times be subject to the terms of this Agreement.
          (d) The Mortgage Tax Collateral Agent shall have no obligation whatsoever to the Junior Trustees, the Junior Noteholder Collateral Agents or any Junior Noteholder to assure that the Junior Mortgage Tax Collateral is genuine or owned by any of the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.9.
          (e) Neither the Mortgage Tax Collateral Agent, the First-Lien Administrative Agent, the Senior Credit Agent, the Senior Lenders, the Senior Trustee, the Senior Noteholder Collateral Agent nor any of the Senior Noteholders shall be required to marshal any present or future collateral security for the Company’s or its Subsidiaries’ obligations to the Senior Credit Agent or the Senior Lenders under the Senior Credit Agreement or the Senior Collateral Documents or to the Senior Trustee or the Senior Noteholders under the Senior Indenture or the Senior Noteholder Collateral Documents or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security shall be cumulative and in addition to all other rights, however existing or arising.
          5.10 No Fiduciary Duty. The Junior Trustees and the Junior Noteholder Collateral Agents agree, on behalf of themselves and the Junior Noteholders, that the Senior Lenders, the Mortgage Tax Collateral Agent, the First-Lien Administrative Agent, the Senior Credit Agent, the Senior Trustee, the Senior Noteholder Collateral Agent and the Senior Noteholders shall not have by reason of the Junior Noteholder Collateral Documents or this Agreement or any other document, a fiduciary relationship in respect of any Junior Trustee, any Junior Noteholder Collateral Agent or any Junior Noteholder.

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          5.11 Increases in the Principal Amount of the Senior Claims Indebtedness or Junior Noteholder Claims. The Junior Noteholders may not increase the stated principal amount of the Junior Noteholder Claims above $700 million hereof without the consent the Required Lenders (but in any event not more than 66 and 2/3%); provided that no consent is required after Discharge of Senior Lender Claims. The Senior Creditors may not increase the stated principal amount of the Senior Claims (exclusive of any increases to the amounts permitted in the definition of First-Lien Indebtedness) without the consent of the Junior Noteholders holding, at least, 51% in amount of the Junior Noteholder Claims.
          Section 6. Insolvency or Liquidation Proceedings.
          6.1 Financing and Sale Issues.
          (a) If the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the First-Lien Administrative Agent and the Senior Trustee shall desire to permit the use of cash collateral or to permit the Company or any other Grantor to obtain financing under Section 363 or Section 364 of Title 11 of the United States Code or any similar Bankruptcy Law (“DIP Financing”), then the Junior Trustees, the Junior Noteholder Collateral Agents and the Mortgage Tax Collateral Agent, on behalf of themselves and the Junior Noteholders agree that (i) if the Senior Creditors consent to such use of cash collateral, the Junior Trustees, the Junior Noteholder Collateral Agents and the Mortgage Tax Collateral Agent, on behalf of themselves and the Junior Noteholders, shall be deemed to have consented to such use of cash collateral and they will not request adequate protection except to the extent permitted in Section 6.3 and (ii) if the Senior Creditors consent to DIP Financing that provides for priming of or pari passu treatment with the Liens of the Senior Creditors, the Junior Trustees, the Junior Noteholder Collateral Agents and the Mortgage Tax Collateral Agent, on behalf of themselves and the Junior Noteholders, will not raise any objection to and shall be deemed to have consented to such DIP Financing, and to the extent the Liens securing the Senior Claims under the Senior Collateral Documents and the Senior Noteholder Collateral Documents are subordinated or pari passu with such DIP Financing, they will subordinate their Liens in the Common Collateral to such DIP Financing (and all Obligations relating thereto) and the Senior Claims on the same basis as the other Liens securing the Junior Noteholder Claims are subordinated to Liens securing Senior Claims under this Agreement.
          (b) The Junior Trustees, the Junior Noteholder Collateral Agents and the Mortgage Tax Collateral Agent, on behalf of themselves and the Junior Noteholders, agree that they will not raise any objection to or oppose a sale of or other disposition of any Common Collateral free and clear of its Liens or other claims under Section 363 of the Bankruptcy Code if the Senior Creditors have consented to such sale or disposition of such assets so long as the interests of the Junior Trustees, the Junior Noteholder Collateral Agents and the Junior Noteholders in the Common Collateral attach to the Proceeds in the relative priority scheme set forth in Section 2.1 and subject to the terms of this Agreement.
          6.2 Relief from the Automatic Stay. Until the Discharge of Senior Claims has occurred, the Junior Trustees, the Junior Noteholder Collateral Agents and the Mortgage Tax Collateral Agent, on behalf of themselves and the Junior Noteholders, agree that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation

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Proceeding in respect of the Common Collateral, without the prior written consent of the First-Lien Administrative Agent and the Senior Trustee.
          6.3 Adequate Protection. The Junior Trustees, the Junior Noteholder Collateral Agents and the Mortgage Tax Collateral Agent, on behalf of themselves and the Junior Noteholders, agree that none of them shall contest (or support any other Person contesting) (a) any request by the First-Lien Administrative Agent, the Senior Credit Agent, the Senior Lenders, the Senior Trustee or the Senior Noteholders for adequate protection or (b) any objection by First-Lien Administrative Agent, the Senior Credit Agent, the Senior Lenders, the Senior Trustee, the Senior Noteholder Collateral Agent or the Senior Noteholders to any motion, relief, action or proceeding based on First-Lien Administrative Agent’s, the Senior Credit Agent’s, the Senior Lenders’, the Senior Trustee’s, the Senior Noteholder Collateral Agent’s or the Senior Noteholders’ claiming a lack of adequate protection. Notwithstanding the foregoing, in any Insolvency or Liquidation Proceeding, (i) the Junior Trustees on behalf of themselves and the Junior Noteholders, may seek or request adequate protection in the form of a replacement Lien on additional collateral, provided that the Senior Creditors are granted a Lien on such additional collateral before or at the same time the Junior Noteholders are granted a Lien on such collateral and that such Lien shall be subordinated to the Liens of the Senior Creditors and any DIP Financing permitted under Section 6.1 (and all Obligations relating thereto) on the same basis as the other Liens securing the Junior Noteholder Claims are so subordinated to the Liens securing the Senior Indebtedness under this Agreement and (ii) in the event that any Junior Trustee, on behalf of itself or any Junior Noteholder, seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral securing the Junior Noteholder Claims, such Liens shall be subordinated to the Liens on such collateral securing the Senior Indebtedness and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the Senior Creditors as adequate protection on the same basis as the other Liens securing the Junior Noteholder Claims are so subordinated to such Liens securing the Senior Claims under this Agreement and such additional collateral shall be included in and be part of the Common Collateral. Except as provided in this Section, the Junior Trustees, and the Junior Noteholder Collateral Agents, on behalf of themselves and the Junior Noteholders, further agree that they will not seek or accept any payments of adequate protection or any payments under Bankruptcy Code Section 362(d)(3)(B).
          6.4 No Waiver; Voting Restrictions. Nothing contained herein shall prohibit or in any way limit the Senior Credit Agent, any Senior Lender, the Senior Trustee or any Senior Noteholder from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any of the Junior Trustees or any of the Junior Noteholders, including the seeking by any Junior Trustee or any Junior Noteholder of adequate protection or the asserting by any Junior Trustee or any Junior Noteholder of any of its rights and remedies under the Junior Noteholder Documents or otherwise. In any Insolvency or Liquidation Proceeding, neither any Junior Trustee nor any Junior Noteholder shall vote any Junior Noteholder Claim in favor of any plan of reorganization (of any Grantor) unless (i) such plan provides for payment in full of the Senior Indebtedness, (ii) such plan provides for the treatment of the Senior Claims in a manner that preserves the relative lien priority of the Senior Claims over the Junior Noteholder Claims to at least the same extent as set forth in this Agreement or (iii) such plan is approved by the Senior Creditors.

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          6.5 Preference Issues; Recovery. If any Senior Creditor is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor (or any trustee, receiver or similar person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount, whether received as proceeds of security, enforcement of any right of set-off or otherwise (a “Recovery”), then the Senior Claims shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Creditors shall be entitled to a Discharge of Senior Claims with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.
          6.6 Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of Senior Claims and on account of Junior Noteholder Claims, then, to the extent the debt obligations distributed on account of the Senior Claims and on account of the Junior Noteholder Claims are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.
          6.7 Application. This Agreement shall be applicable and the terms hereof shall survive and shall continue in full force and effect prior to or after the commencement of any Insolvency or Liquidation Proceeding. All references herein to any Grantor shall apply to any trustee for such Person and such Person as debtor in possession. The relative rights as to the Collateral and Proceeds thereof shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Grantor.
          6.8 Expense Claims. None of any Junior Noteholder Collateral Agent, any Junior Trustee or any Junior Noteholder will assert or enforce, at any time prior to the Discharge of Senior Claims, any claim under §506(c) of the Bankruptcy Law senior to or on a parity with the Liens in favor of the First-Lien Administrative Agent, the Senior Credit Agent, the Mortgage Tax Collateral Agent, the Senior Lenders, the Senior Trustee, the Senior Noteholder Collateral Agent and the Senior Noteholders for costs or expenses of preserving or disposing of any Common Collateral.
          6.9 Post-Petition Claims. (a) None of any Junior Noteholder Collateral Agent, any Junior Trustee or any Junior Noteholder shall oppose or seek to challenge any claim by the First-Lien Administrative Agent, the Senior Credit Agent, any Senior Lender, the Senior Trustee, the Senior Noteholder Collateral Agent or any Senior Noteholder for allowance in any Insolvency or Liquidation Proceeding of Senior Lender Claims consisting of post-petition interest, fees, including legal fees, expenses or indemnities to the extent of the value of the Lien in favor of the First-Lien Administrative Agent, the Senior Credit Agent, the Mortgage Tax Collateral Agent and the Senior Lenders or the Lien in favor of the Senior Trustee, the Senior Noteholder Collateral Agent and the Senior Noteholders, without regard to the existence of the Lien of the Junior Trustees on behalf of the Junior Noteholders on the Common Collateral.

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          (b) None of the First-Lien Administrative Agent, the Senior Credit Agent, any other Senior Lender, the Senior Trustee or any Senior Noteholder shall oppose or seek to challenge any claim by any Junior Trustee or any Junior Noteholder for allowance in any Insolvency or Liquidation Proceeding of Noteholder Claims consisting of post-petition interest, fees, including legal fees, expenses or indemnities to the extent of the value of the Lien of any such Junior Trustee on behalf of the Junior Noteholders on the Common Collateral (after taking into account the Liens in favor of the First-Lien Administrative Agent, the Senior Credit Agent and the Senior Lenders and in favor of the Senior Trustee, the Senior Noteholder Collateral Agent and the Senior Noteholders).
          Section 7. Reliance; Waivers; etc.
          7.1 Reliance. The consent by the Senior Creditors to the execution and delivery of the Junior Noteholder Documents to which the Senior Creditors have consented and all loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Creditors to the Company or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. Each Junior Trustee, solely on behalf of the applicable Junior Noteholders, acknowledges, to the best of its knowledge, that the Junior Noteholders have, independently and without reliance on the First-Lien Administrative Agent, the Senior Credit Agent, any Senior Lender, the Senior Trustee, the Senior Noteholder Collateral Agent or any Senior Noteholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the applicable Junior Indenture, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under such applicable Junior Indentures or this Agreement.
          7.2 No Warranties or Liability. Each Junior Trustee, on behalf of itself and the applicable Junior Noteholders, acknowledges and agrees that each of the First-Lien Administrative Agent, the Senior Credit Agent, the Mortgage Tax Collateral Agent, the Senior Lenders, the Senior Trustee and the Senior Noteholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Senior Lender Documents or the Senior Noteholder Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon. The Senior Creditors will be entitled to manage and supervise their respective loans and extensions of credit under the Senior Lender Documents and the Senior Noteholder Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Creditors may manage their loans and extensions of credit without regard to any rights or interests that the Junior Trustees or any of the Junior Noteholders have in the Common Collateral or otherwise, except as otherwise provided in this Agreement. None of the First-Lien Administrative Agent, the Senior Credit Agent, the Mortgage Tax Collateral Agent, any Senior Lender, the Senior Trustee, the Senior Noteholder Collateral Agent nor any Senior Noteholder shall have any duty to the Junior Trustees, the Junior Noteholder Collateral Agents or any of the Junior Noteholders to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Subsidiary thereof (including the Junior Noteholder Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Agreement, the First-Lien Administrative Agent, the

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Senior Credit Agent, the Mortgage Tax Collateral Agent, the Senior Lenders, the Senior Trustee, the Senior Noteholder Collateral Agent, the Senior Noteholders, the Junior Trustees, the Junior Noteholder Collateral Agents and the Junior Noteholders have not otherwise made to each other nor do they hereby make to each other any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectibility of any of the Junior Noteholder Claims, the Senior Noteholder Claims, the Senior Lender Claims or any guarantee or security which may have been granted to any of them in connection therewith, (b) the Company’s, the Guarantors’ (as defined in the Senior Credit Agreement) or any Subsidiary’s title to or right to transfer any of the Common Collateral or (c) any other matter except as expressly set forth in this Intercreditor Agreement.
          7.3 Obligations Unconditional. All rights, interests, agreements and obligations of the First-Lien Administrative Agent, the Senior Credit Agent, the Mortgage Tax Collateral Agent, the Senior Lenders, the Senior Trustee, the Senior Noteholder Collateral Agent and the Senior Noteholders and the Junior Trustees, the Junior Noteholder Collateral Agents and the Junior Noteholders, respectively, hereunder shall remain in full force and effect irrespective of:
          (a) any lack of validity or enforceability of any Senior Lender Documents, any Senior Noteholder Documents or any Junior Noteholder Documents;
          (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Claims or Junior Noteholder Claims, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Senior Credit Agreement or any other Senior Lender Document, of the terms of the Senior Indenture or any other Senior Noteholder Document or of the terms of the Junior Indentures or any other Junior Noteholder Document;
          (c) any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Claims or Junior Noteholder Claims or any guarantee thereof;
          (d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or
          (e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the Senior Claims, or of any Junior Trustee or any Junior Noteholder in respect of this Agreement.
          Section 8. Miscellaneous.
          8.1 Continuing Nature of this Agreement; Severability. This Agreement shall continue to be effective until the Discharge of Senior Claims shall have occurred. This is a continuing agreement of lien subordination and the Senior Lenders may continue, at any time and without notice to any Junior Trustee or any Junior Noteholder, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any other

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Grantor constituting Senior Claims in reliance hereon. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Notwithstanding anything to the contrary set forth in this Agreement, after the Discharge of Senior Lender Claims, the First-Lien Administrative Agent, the Senior Credit Agent and the Senior Lenders shall not have any rights or obligations under this Agreement other than as set forth in Sections 5.5(f), 6.5, 6.6 and 6.7.
          8.2 Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the Junior Trustees, the Senior Trustee, the First-Lien Administrative Agent or the Mortgage Tax Collateral Agent shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. The Company and other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent their rights are affected.
          8.3 Information Concerning Financial Condition of the Company and the Subsidiaries. The First-Lien Administrative Agent, the Senior Lenders, the Senior Trustee and the Senior Noteholders, on the one hand, and the Junior Trustees and the Junior Noteholders, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Company and the Subsidiaries and all endorsers and/or guarantors of the Junior Noteholder Claims or the Senior Claims and (b) all other circumstances bearing upon the risk of nonpayment of the Junior Noteholder Claims or the Senior Claims. The First-Lien Administrative Agent, the Senior Lenders, the Senior Trustee and the Senior Noteholders shall have no duty to advise the Junior Trustees, the Junior Noteholder Collateral Agents or any Junior Noteholder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that the First-Lien Administrative Agent, the Senior Credit Agent, any of the Senior Lenders, the Senior Trustee, the Senior Noteholder Collateral Agent or any of the Senior Noteholders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Junior Trustees, the Junior Noteholder Collateral Agents or any Junior Noteholder, it or they shall be under no obligation (w) to make, and the First-Lien Administrative Agent, the Senior Credit Agent, the Senior Lenders, the Senior Trustee, the Senior Noteholder Collateral Agent and the Senior Noteholders, shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.
          8.4 Subrogation. The Junior Trustees, on behalf of themselves and the Junior Noteholders, hereby agree not to assert or enforce any rights of subrogation they may acquire as a result of any payment hereunder until the Discharge of Senior Claims has occurred.

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          8.5 Application of Payments. Except as otherwise provided herein, all payments received by the Senior Creditors may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Claims as the Senior Creditors, in their sole discretion, deem appropriate, consistent with the terms of the Senior Lender Documents and the Senior Noteholder Documents. Except as otherwise provided herein, the Junior Trustees, on behalf of themselves and the Junior Noteholders, assent to any such extension or postponement of the time of payment of the Senior Claims or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the Senior Claims and to the addition or release of any other Person primarily or secondarily liable therefor.
          8.6 Consent to Jurisdiction; Waivers. The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.7 for such party. Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto in connection with the subject matter hereof.
          8.7 Notices. All notices to the Junior Noteholders, the Senior Noteholders and the Senior Lenders permitted or required under this Agreement may be sent to the Junior Trustees, the Senior Trustee and the First-Lien Administrative Agent, respectively. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied or sent by electronic mail, courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or four Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.
          8.8 Further Assurances. Each Junior Trustee and each Junior Noteholder Collateral Agent, on behalf of itself and the Junior Noteholders, the Senior Trustee and the Senior Noteholder Collateral Agent, on behalf of itself and the Senior Noteholders, and the First-Lien Administrative Agent, the Mortgage Tax Collateral Agent and the Senior Credit Agent, on behalf of itself and the Senior Lenders, agrees that each of them, at the expense of the Company, shall take such further action and shall execute and deliver to the First-Lien Administrative Agent, the Mortgage Tax Collateral Agent and the Senior Credit Agent and the Senior Lenders such additional documents and instruments (in recordable form, if requested) as the First-Lien Administrative Agent, the Senior Credit Agent or the Senior Lenders may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.
          8.9 Company Notice of the Discharge of Senior Claims. The Company shall provide prompt written notice to the Junior Trustees of any Discharge of the Senior Claims.

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          8.10 Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.
          8.11 Binding on Successors and Assigns. This Agreement shall be binding upon the First-Lien Administrative Agent, the Senior Credit Agent, the Senior Lenders, the Mortgage Tax Collateral Agent, the Senior Trustee, the Senior Noteholder Collateral Agent, the Senior Noteholders, the Junior Trustees, the Junior Noteholder Collateral Agents, the Junior Noteholders, Hovnanian, the Company, the Grantors, and their respective permitted successors and assigns. Any corporation or association into which Wilmington Trust Company may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which Wilmington Trust Company shall be a party, or any corporation or association to which all or substantially all of the corporate trust business of Wilmington Trust Company may be sold or otherwise transferred, shall be the successor to Wilmington Trust Company in each of its capacities hereunder without any further act.
          8.12 Specific Performance. The First-Lien Administrative Agent or the Senior Trustee may demand specific performance of this Agreement. The Junior Trustees, on behalf of themselves and the Junior Noteholders, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by the First-Lien Administrative Agent or the Senior Trustee.
          8.13 Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.
          8.14 Counterparts; Telecopy Signatures. This Agreement may be signed in any number of counterparts each of which shall be an original, but all of which together shall constitute one and the same instrument; and, delivery of executed signature pages hereof by telecopy transmission, or other electronic transmission in .pdf or similar format, from one party to another shall constitute effective and binding execution and delivery of this Agreement by such party.
          8.15 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The First-Lien Administrative Agent represents and warrants that this Agreement is binding upon the Senior Lenders.
          8.16 No Third Party Beneficiaries; Successors and Assigns. This Agreement and the rights and benefits hereof shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of, and be binding upon, the holders of Senior Claims and Junior Noteholder Claims. No other Person shall have or be entitled to assert rights or benefits hereunder.

33

          8.17 Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Company or any other Grantor shall include the Company or any other Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.
          8.18 First-Lien Administrative Agent and Trustees. It is understood and agreed that (a) PNC Bank, National Association is entering into this Agreement in its capacity as First-Lien Administrative Agent in the Senior Credit Agreement, (b) Wilmington Trust Company is entering in this Agreement in its capacity as Senior Trustee and the provisions of Article 7 of the Senior Indenture applicable to the Senior Trustee thereunder shall also apply to the Senior Trustee hereunder and (c) Wilmington Trust Company is entering in this Agreement in its capacity as Initial Junior Trustee and the provisions of Article 7 of the Initial Junior Indenture applicable to the Initial Junior Trustee thereunder shall also apply to the Initial Junior Trustee hereunder.
          8.19 Designations. For purposes of the provisions hereof and the Senior Indenture and the Junior Indentures requiring the Company to designate Indebtedness for the purposes of the term “First-Lien Indebtedness,” any such designation shall be sufficient if the relevant designation is set forth in writing, signed on behalf of the Company by an officer thereof and delivered to the Junior Trustees, the Senior Trustee and the First-Lien Administrative Agent. For all purposes hereof and the Senior Indenture and the Junior Indentures, the Company hereby designates the Indebtedness incurred pursuant to the Senior Credit Agreement as First-Lien Indebtedness.
          8.20 Relative Rights; Conflict. Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of the Senior Credit Agreement, the Senior Indenture or the Junior Indentures or any other Senior Lender Documents, Senior Noteholder Documents or Junior Noteholder Documents entered into in connection with the Senior Credit Agreement, the Senior Indenture or the Junior Indentures or permit the Company or any Subsidiary to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, the Senior Credit Agreement or any other Senior Lender Documents entered into in connection with the Senior Credit Agreement, the Senior Indenture or any other Senior Noteholder Documents entered into in connection with the Senior Indenture or the Junior Indentures or any other Junior Noteholder Documents entered into in connection with the Junior Indentures, (b) change the relative priorities of the Senior Claims or the Liens granted under the Senior Lender Documents and the Senior Noteholder Documents on the Common Collateral (or any other assets) as among the Senior Creditors, (c) otherwise change the relative rights of the Senior Creditors in respect of the Common Collateral as among such Senior Creditors or (d) obligate the Company or any Subsidiary to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, the Senior Credit Agreement or any other Senior Lender Document entered into in connection with the Senior Credit Agreement, the Senior Indenture or any other Senior Noteholder Documents entered into in connection with the Senior Indenture or the Junior Indentures or any other Junior Noteholder Documents entered into in connection with the Junior Indentures. As it relates to matters between the Junior Trustees,

34

the Junior Noteholder Collateral Agents and the Junior Noteholders on the one hand, and the First-Lien Administrative Agent, the Senior Credit Agent, the Senior Trustee, the Senior Noteholder Collateral Agent and the Senior Noteholders, on the other hand, in any conflict between the provisions of this Agreement and the Senior Lender Documents, the Senior Noteholder Documents or the Junior Noteholder Documents, this Agreement shall govern.
          8.21 Senior Intercreditor Agreement. The provisions of this Agreement shall not be (or be construed to be) an amendment, modification or other change to the Senior Intercreditor Agreement and the provisions of the Senior Intercreditor Agreement shall remain in full force and effect in accordance with the terms thereof (as such provisions may be amended, modified or otherwise supplemented from time to time in accordance with the terms thereof). To the extent the terms of this Agreement conflict with the terms of the Senior Intercreditor Agreement, the terms of the Senior Intercreditor Credit Agreement shall control and provide for the respective rights of the Senior Credit Agent and Senior Trustee, including, but not limited to, their respective lien priorities, obligations, rights, remedies and priority of distribution.
[SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, each of the undersigned has caused this Intercreditor Agreement to be duly executed and delivered as of the date first above written.

First-Lien Administrative Agent

Notice Address:		PNC BANK, NATIONAL ASSOCIATION in its capacity as First-Lien Administrative Agent
PNC Bank, National Association

Two Tower Center,18th Floor		By:

E. Brunswick, NJ 08816		Name:
Attention: Douglas G. Paul		Title:
Telephone:	(732) 220-3566
Telecopy:	(732) 220-3744

Senior Credit Agent

Notice Address:		PNC BANK, NATIONAL ASSOCIATION in its capacity as Senior Credit Agent
PNC Bank, National Association

Two Tower Center,18th Floor		By:

E. Brunswick, NJ 08816		Name:
Attention:	Douglas G. Paul	Title:
Telephone:	(732) 220-3566
Telecopy:	(732) 220-3744

Mortgage Tax Collateral Agent

Notice Address:		WILMINGTON TRUST COMPANY in its capacity as Mortgage Tax Collateral Agent

Wilmington Trust Company

By:

Attention: James A. Hanley		Name:
Address: Rodney Square North		Title:
1100 North Market Street
Wilmington, DE 19890-1605
Phone 302-636-6453
Fax 302-636-4145
[INTERCREDITOR AGREEMENT]

Notice Address:	Senior Trustee

WILMINGTON TRUST COMPANY
Wilmington Trust Company	in its capacity as Senior Trustee

Attention: Patrick Healy
Address: Rodney Square North	By:

1100 North Market Street	Name:
Wilmington, DE 19890-1605	Title:
Phone: 302 636 6391
Fax: 302 636 4149

Senior Noteholder Collateral Agent
Notice Address:
WILMINGTON TRUST COMPANY in its capacity as Senior Noteholder Collateral Agent
Wilmington Trust Company

Attention: Patrick Healy	By:

Address: Rodney Square North	Name:
1100 North Market Street	Title:
Wilmington, DE 19890-1605
Phone: 302 636 6391
Fax: 302 636 4149

Notice Address:	Initial Junior Trustee

WILMINGTON TRUST COMPANY
Wilmington Trust Company	in its capacity as Initial Junior Trustee

Attention: Patrick Healy
Address: Rodney Square North	By:

1100 North Market Street	Name:
Wilmington, DE 19890-1605	Title:
Phone: 302 636 6391
Fax: 302 636 4149
[INTERCREDITOR AGREEMENT]

Initial Junior Noteholder Collateral Agent
Notice Address:
WILMINGTON TRUST COMPANY
in its capacity as Initial Junior Noteholder Collateral
Wilmington Trust Company	Agent

Attention: Patrick Healy
Address: Rodney Square North	By:

1100 North Market Street	Name:
Wilmington, DE 19890-1605	Title:
Phone: 302 636 6391
Fax: 302 636 4149
[INTERCREDITOR AGREEMENT]

K. HOVNANIAN ENTERPRISES, INC.
By:
Name:	David G. Valiaveedan
Title:	Vice-President — Finance

[INTERCREDITOR AGREEMENT]

HOVNANIAN ENTERPRISES, INC.
By:
Name:	David G. Valiaveedan
Title:	Vice-President - Finance

EASTERN TITLE AGENCY, INC.

FOUNDERS TITLE AGENCY, INC.

GOVERNOR’S ABSTRACT CO., INC.

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

K. HOV INTERNATIONAL, INC.

K. HOV IP, II, INC.

K. HOV I P, INC.

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AT BERNARDS IV, INC.

K. HOVNANIAN AT BRANCHBURG III, INC.

K. HOVNANIAN AT BRIDGEPORT, INC.

K. HOVNANIAN AT BRIDGEWATER VI, INC.

K. HOVNANIAN AT BURLINGTON III, INC.

K. HOVNANIAN AT BURLINGTON, INC.

K. HOVNANIAN AT CALABRIA, INC.

K. HOVNANIAN AT CAMERON CHASE, INC.

K. HOVNANIAN AT CARMEL DEL MAR, INC.

K. HOVNANIAN AT CASTILE, INC.

K. HOVNANIAN AT CHAPARRAL, INC.

K. HOVNANIAN AT CLARKSTOWN, INC.

K. HOVNANIAN AT CRESTLINE, INC.

K. HOVNANIAN AT DOMINGUEZ HILLS, INC.

K. HOVNANIAN AT EAST WHITELAND I, INC.

K. HOVNANIAN AT FREEHOLD TOWNSHIP I, INC.

K. HOVNANIAN AT HERSHEY’S MILL, INC.

K. HOVNANIAN AT HACKETTSTOWN, INC.

K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.

K. HOVNANIAN AT HOPEWELL IV, INC.

[INTERCREDITOR AGREEMENT]

K. HOVNANIAN AT HOPEWELL VI, INC.

K. HOVNANIAN AT HOWELL TOWNSHIP, INC.

K. HOVNANIAN AT KINGS GRANT I, INC.

K. HOVNANIAN AT LA TERRAZA, INC.

K. HOVNANIAN AT LAKEWOOD, INC.

K. HOVNANIAN AT LOWER SAUCON, INC.

K. HOVNANIAN AT MAHWAH II, INC.

K. HOVNANIAN AT MAHWAH VI, INC.

K. HOVNANIAN AT MAHWAH VII, INC.

K. HOVNANIAN AT MANALAPAN, INC.

K. HOVNANIAN AT MARLBORO II, INC.

K. HOVNANIAN AT MARLBORO TOWNSHIP III, INC.

K. HOVNANIAN AT MARLBORO TOWNSHIP IV, INC.

K. HOVNANIAN AT MONTGOMERY I, INC.

K. HOVNANIAN AT MONROE II, INC.

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

K. HOVNANIAN AT NORTHLAKE, INC.

K. HOVNANIAN AT OCEAN TOWNSHIP, INC.

K. HOVNANIAN AT OCEAN WALK, INC.

K. HOVNANIAN AT PERKIOMEN I, INC.

K. HOVNANIAN AT PERKIOMEN II, INC.

K. HOVNANIAN AT RANCHO CRISTIANITOS, INC.

K. HOVNANIAN AT RESERVOIR RIDGE, INC.

K. HOVNANIAN AT SAN SEVAINE, INC.

K. HOVNANIAN AT SARATOGA, INC.

K. HOVNANIAN AT SAWMILL, INC.

K. HOVNANIAN AT SCOTCH PLAINS II, INC.

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOUTH BRUNSWICK V, INC.

K. HOVNANIAN AT STONE CANYON, INC.

K. HOVNANIAN AT STONY POINT, INC.

K. HOVNANIAN AT SYCAMORE, INC.

K. HOVNANIAN AT TANNERY HILL, INC.

K. HOVNANIAN AT THE BLUFF, INC.

K. HOVNANIAN AT THORNBURY, INC.

[INTERCREDITOR AGREEMENT]

K. HOVNANIAN AT TIERRASANTA, INC.

K. HOVNANIAN AT TROVATA, INC.

K. HOVNANIAN AT TUXEDO, INC.

K. HOVNANIAN AT UNION TOWNSHIP I, INC.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP I, INC.

K. HOVNANIAN AT UPPER MAKEFIELD I, INC.

K. HOVNANIAN AT VAIL RANCH, INC.

K. HOVNANIAN AT WALL TOWNSHIP VI, INC.

K. HOVNANIAN AT WALL TOWNSHIP VIII, INC.

K. HOVNANIAN AT WASHINGTONVILLE, INC.

K. HOVNANIAN AT WAYNE III, INC.

K. HOVNANIAN AT WAYNE V, INC.

K. HOVNANIAN AT WILDROSE, INC.

K. HOVNANIAN COMMUNITIES, INC.

K. HOVNANIAN COMPANIES NORTHEAST, INC.

K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF VIRGINIA, INC.

K. HOVNANIAN CONSTRUCTION II, INC.

K. HOVNANIAN CONSTRUCTION III, INC.

K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.

K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.

K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.

K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.

K. HOVNANIAN DEVELOPMENTS OF CONNECTICUT, INC.

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.

K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.

K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.

K. HOVNANIAN DEVELOPMENTS OF INDIANA, INC.

[INTERCREDITOR AGREEMENT]

K. HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC.

K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.

K. HOVNANIAN DEVELOPMENTS OF MICHIGAN, INC.

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN FORECAST HOMES NORTHERN, INC.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF VIRGINIA, INC.

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN PROPERTIES OF RED BANK, INC.

LANDARAMA, INC.

M&M AT LONG BRANCH, INC.

MCNJ, INC.

SEABROOK ACCUMULATION CORPORATION

[INTERCREDITOR AGREEMENT]

STONEBROOK HOMES, INC. THE MATZEL & MUMFORD ORGANIZATION, INC. WASHINGTON HOMES, INC. WESTMINSTER HOMES, INC. WESTMINSTER HOMES OF TENNESSEE, INC. WH LAND I, INC. WH PROPERTIES, INC.
By:
David G. Valiaveedan
On behalf of, and as Vice-President - Finance of each of the foregoing corporations

[INTERCREDITOR AGREEMENT]

K. HOVNANIAN HOMES OF D.C., L.L.C.

By:	K. Hovnanian Developments of D.C., Inc., as the sole member of the foregoing limited liability company

By:

David G. Valiaveedan
Vice-President — Finance

FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.
GREENWAY FARMS UTILITY ASSOCIATES, L.L.C.
HOMEBUYERS FINANCIAL SERVICES, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP, L.L.C.
K. HOVNANIAN AT KING FARM, L.L.C.
K. HOVNANIAN AT RODERUCK, L.L.C.
K. HOVNANIAN AT WILLOW BROOK, L.L.C.
K. HOVNANIAN COMPANIES METRO D.C. NORTH, L.L.C.
K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.
K. HOVNANIAN HOMES AT CIDER MILL, L.L.C.

By:	K. Hovnanian Developments of Maryland, Inc., as the sole member of each of the foregoing limited liability companies.

By:

David G. Valiaveedan
Vice-President — Finance
[INTERCREDITOR AGREEMENT]

K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.

K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.

RIDGEMORE UTILITY, L.L.C.

WASHINGTON HOMES AT COLUMBIA TOWN CENTER, L.L.C.

WH/PR LAND COMPANY, L.L.C.

WOODLAND LAKE CONDOMINIUMS AT BOWIE NEW TOWN, L.L.C.

By:	K. Hovnanian Developments of Maryland, Inc., as the sole member of each of the foregoing limited liability companies.

By:

David G. Valiaveedan
Vice-President — Finance
[INTERCREDITOR AGREEMENT]

ALFORD, L.L.C.

DULLES COPPERMINE, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF VIRGINIA, L.L.C.

K. HOVNANIAN AT LAKE RIDGE CROSSING, L.L.C.

K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.

K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, L.L.C.

K. HOVNANIAN HOMES AT CAMERON STATION, L.L.C.

K. HOVNANIAN HOMES AT BELMONT OVERLOOK, L.L.C.

K. HOVNANIAN HOMES AT PAYNE STREET, L.L.C.

K. HOVNANIAN HOMES AT VICTORIA STATION, L.L.C.

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY CONDOMINIUM, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.

By:	K. Hovnanian Developments of Virginia, Inc., as the sole member of each of the foregoing limited liability companies.

By:

David G. Valiaveedan
Vice-President — Finance
[INTERCREDITOR AGREEMENT]

AUDDIE ENTERPRISES, L.L.C.
BUILDER SERVICES NJ, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF NEW JERSEY, L.L.C.
K. HOVNANIAN AT ABERDEEN URBAN RENEWAL, L.L.C.
K. HOVNANIAN AT ALLENDALE, L.L.C.
K. HOVNANIAN AT BARNEGAT I, L.L.C.
K. HOVNANIAN AT BARNEGAT II, L.L.C.
K. HOVNANIAN AT BARNEGAT III, L.L.C.
K. HOVNANIAN AT BERKELEY, L.L.C.
K. HOVNANIAN AT BERNARDS V, L.L.C.
K. HOVNANIAN AT BLUE HERON PINES, L.L.C.
K. HOVNANIAN AT BRIDGEWATER I, L.L.C
K. HOVNANIAN AT CAMDEN I, L.L.C.
K. HOVNANIAN AT CEDAR GROVE III, L.L.C.
K. HOVNANIAN AT CEDAR GROVE IV, L.L.C.
K. HOVNANIAN AT CHESTER I, L.L.C.
K. HOVNANIAN AT CHESTERFIELD, L.L.C.
K. HOVNANIAN AT CHESTERFIELD II, L.L.C.
K. HOVNANIAN AT CLIFTON II, L.L.C.
K. HOVNANIAN AT CLIFTON, L.L.C.
K. HOVNANIAN AT CRANBURY, L.L.C.
K. HOVNANIAN AT CURRIES WOODS, L.L.C.
K. HOVNANIAN AT DENVILLE, L.L.C.
K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.
K. HOVNANIAN AT DOVER, L.L.C.
K. HOVNANIAN AT EDGEWATER II, L.L.C.
K. HOVNANIAN AT EDGEWATER, L.L.C.
K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.
K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.
K. HOVNANIAN AT ELK TOWNSHIP, L.L.C.
K. HOVNANIAN AT FIFTH AVENUE, L.L.C.
K. HOVNANIAN AT FLORENCE I, L.L.C.
K. HOVNANIAN AT FLORENCE II, L.L.C.
[INTERCREDITOR AGREEMENT]

K. HOVNANIAN AT FOREST MEADOWS, L.L.C.
K. HOVNANIAN AT FRANKLIN, L.L.C.
K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.
K. HOVNANIAN AT GALLOWAY, L.L.C.
K. HOVNANIAN AT GREAT NOTCH, L.L.C.
K. HOVNANIAN AT GUTTENBERG, L.L.C.
K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.
K. HOVNANIAN AT HAMBURG CONTRACTORS, L.L.C.
K. HOVNANIAN AT HAMBURG, L.L.C.
K. HOVNANIAN AT HAWTHORNE, L.L.C
K. HOVNANIAN AT HAZLET, L.L.C.
K. HOVNANIAN AT HILLTOP, L.L.C.
K. HOVNANIAN AT JACKSON I, L.L.C.
K. HOVNANIAN AT JACKSON, L.L.C.
K. HOVNANIAN AT JERSEY CITY IV, L.L.C.
K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.
K. HOVNANIAN AT KEYPORT, L.L.C.
K. HOVNANIAN AT LAFAYETTE ESTATES, L.L.C.
K. HOVNANIAN AT LAWRENCE V, L.L.C.
K. HOVNANIAN AT LINWOOD, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR CONTRACTORS, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR III, L.L.C.
K. HOVNANIAN AT LONG BRANCH I, L.L.C.
K. HOVNANIAN AT MANALAPAN III, L.L.C.
K. HOVNANIAN AT MANSFIELD I, L.L.C.
K. HOVNANIAN AT MANSFIELD II, L.L.C.
K. HOVNANIAN AT MANSFIELD III, L.L.C.
K. HOVNANIAN AT MAPLE AVENUE, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.
[INTERCREDITOR AGREEMENT]

K. HOVNANIAN AT MARLBORO VI, L.L.C.
K. HOVNANIAN AT MARLBORO VII, L.L.C.
K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.
K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.
K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.
K. HOVNANIAN AT MIDDLETOWN II, L.L.C.
K. HOVNANIAN AT MIDDLETOWN, L.L.C.
K. HOVNANIAN AT MILLVILLE I, L.L.C.
K. HOVNANIAN AT MILLVILLE II, L.L.C.
K. HOVNANIAN AT MILLVILLE III, L.L.C.
K. HOVNANIAN AT MONROE III, L.L.C.
K. HOVNANIAN AT MONROE IV, L.L.C.
K. HOVNANIAN AT MONROE NJ, L.L.C.
K. HOVNANIAN AT MONTVALE, L.L.C.
K. HOVNANIAN AT MT. OLIVE TOWNSHIP, L.L.C.
K. HOVNANIAN AT NEW BRUNSWICK URBAN RENEWAL, L.L.C.
K. HOVNANIAN AT NORTH BERGEN, L.L.C.
K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL, L.L.C.
K. HOVNANIAN AT NORTH HALEDON, L.L.C.
K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.
K. HOVNANIAN AT NORTHFIELD, L.L.C.
K. HOVNANIAN AT OCEANPORT, L.L.C.
K. HOVNANIAN AT OLD BRIDGE, L.L.C.
K. HOVNANIAN AT PARAMUS, L.L.C.
K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.
K. HOVNANIAN AT PEAPACK-GLADSTONE, L.L.C.
K. HOVNANIAN AT PITTSGROVE, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.
[INTERCREDITOR AGREEMENT]

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.
K. HOVNANIAN AT PRINCETON LANDING, L.L.C.
K. HOVNANIAN AT PRINCETON NJ, L.L.C.
K. HOVNANIAN AT RANDOLPH I, L.L.C.
K. HOVNANIAN AT READINGTON II, L.L.C.
K. HOVNANIAN AT RED BANK, L.L.C.
K. HOVNANIAN AT RIDGEMONT, L.L.C.
K. HOVNANIAN AT SAYREVILLE, L.L.C.
K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.
K. HOVNANIAN AT SMITHVILLE III, L.L.C.
K. HOVNANIAN AT SOMERS POINT, L.L.C.
K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.
K. HOVNANIAN AT SPARTA, L.L.C.
K. HOVNANIAN AT SPRINGCO, L.L.C.
K. HOVNANIAN AT TEANECK, L.L.C.
K. HOVNANIAN AT THE MONARCH, L.L.C.
K. HOVNANIAN AT TRENTON, L.L.C.
K. HOVNANIAN AT UNION TOWNSHIP II, L.L.C.
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.
K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.
K. HOVNANIAN AT VINELAND, L.L.C.
K. HOVNANIAN AT WANAQUE, L.L.C.
K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.
K. HOVNANIAN AT WASHINGTON, L.L.C.
K. HOVNANIAN AT WAYNE IX, L.L.C.
K. HOVNANIAN AT WAYNE VIII, L.L.C.
K. HOVNANIAN AT WEST MILFORD, L.L.C.
K. HOVNANIAN AT WEST WINDSOR, L.L.C.
[INTERCREDITOR AGREEMENT]

K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.
K. HOVNANIAN AT WOODHILL ESTATES, L.L.C.
K. HOVNANIAN AT WOOLWICH I, L.L.C.
K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.
K. HOVNANIAN CHESTERFIELD INVESTMENT, L.L.C.
K. HOVNANIAN CLASSICS, L.L.C.
K. HOVNANIAN CLASSICS CIP, L.L.C.
K. HOVNANIAN HOMES – DFW, L.L.C.
K. HOVNANIAN HOMES OF HOUSTON, L.L.C.
K. HOVNANIAN OF HOUSTON II, L.L.C.
K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.
K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.
K. HOVNANIAN NORTHEAST SERVICES, L.L.C.
K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.
K. HOVNANIAN SOUTHERN NEW JERSEY, L.LC.
K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.
K. HOVNANIAN T&C INVESTMENT, L.L.C.
K. HOVNANIAN VENTURE I, L.L.C.
K. HOVNANIAN’S PRIVATE HOME PORTFOLIO, L.L.C.
TERRAPIN REALTY, L.L.C.
KHIP, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
David G. Valiaveedan
Vice-President — Finance

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
David G. Valiaveedan
Vice-President – Finance
[INTERCREDITOR AGREEMENT]

F&W MECHANICAL SERVICES, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the managing member of the foregoing limited liability company.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
David G. Valiaveedan
Vice-President — Finance

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
David G. Valiaveedan
Vice-President – Finance
[INTERCREDITOR AGREEMENT]

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., its sole member

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
David G. Valiaveedan
Vice-President — Finance

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
David G. Valiaveedan
Vice-President — Finance
[INTERCREDITOR AGREEMENT]

PARK TITLE COMPANY, L.L.C.

By:	K. Hovnanian of Houston II, L.L.C., its sole member

	By:	K. Hovnanian Holdings NJ, L.L.C., its sole member

		By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
David G. Valiaveedan
Vice-President — Finance

AND

		By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
David G. Valiaveedan
Vice-President — Finance
[INTERCREDITOR AGREEMENT]

HOVNANIAN LAND INVESTMENT GROUP OF CALIFORNIA, L.L.C.
K.H. SAN MARCOS CONSERVANCY HOLDINGS, L.L.C.
K. HOVNANIAN AT 3 CHAPMAN, L.L.C.
K. HOVNANIAN AT 4S, L.L.C.
K. HOVNANIAN AT ACQUA VISTA, L.L.C.
K. HOVNANIAN AT ALISO, L.L.C.
K. HOVNANIAN AT ARBOR HEIGHTS, L.L.C.
K. HOVNANIAN AT AVENUE ONE, L.L.C.
K. HOVNANIAN AT BELLA LAGO, L.L.C.
K. HOVNANIAN AT BRIDLEWOOD, L.L.C.
K. HOVNANIAN AT CAPISTRANO, L.L.C.
K. HOVNANIAN AT CARMEL VILLAGE, L.L.C.
K. HOVNANIAN AT CIELO, L.L.C.
K. HOVNANIAN AT COASTLINE, L.L.C.
K. HOVNANIAN AT CORTEZ HILL, L.L.C.
K. HOVNANIAN AT EASTLAKE, L.L.C.
K. HOVNANIAN AT ENCINITAS RANCH, L.L.C.
K. HOVNANIAN AT EVERGREEN, L.L.C.
K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.
K. HOVNANIAN AT HIGHWATER, L.L.C.
K. HOVNANIAN AT LA COSTA, LLC
K. HOVNANIAN AT LA COSTA GREENS, L.L.C.
K. HOVNANIAN AT LA HABRA KNOLLS, L.L.C.
K. HOVNANIAN AT LAKE HILLS, L.L.C.
K. HOVNANIAN AT LAKE RANCHO VIEJO, L.L.C.
K. HOVNANIAN AT MATSU, L.L.C.
K. HOVNANIAN AT MENIFEE, L.L.C.
K. HOVNANIAN AT MOCKINGBIRD CANYON, L.L.C.
K. HOVNANIAN AT MOSAIC, L.L.C.
K. HOVNANIAN AT OLDE ORCHARD, L.L.C.
K. HOVNANIAN AT ORANGE HEIGHTS, L.L.C.
K. HOVNANIAN AT PACIFIC BLUFFS, L.L.C.
K. HOVNANIAN AT PARK LANE, L.L.C.
K. HOVNANIAN AT PIAZZA D’ORO, L.L.C.
[INTERCREDITOR AGREEMENT]

K. HOVNANIAN AT PRADO, L.L.C.
K. HOVNANIAN AT RANCHO SANTA MARGARITA, L.L.C.
K. HOVNANIAN AT RIVERBEND, L.L.C.
K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.
K. HOVNANIAN AT ROWLAND HEIGHTS, L.L.C.
K. HOVNANIAN AT SAGE, L.L.C.
K. HOVNANIAN AT SKYE ISLE, L.L.C.
K. HOVNANIAN AT SUNSETS, L.L.C.
K. HOVNANIAN AT THE CROSBY, L.L.C.
K. HOVNANIAN AT THE GABLES, L.L.C.
K. HOVNANIAN AT THE PRESERVE, L.L.C.
K. HOVNANIAN AT THOMPSON RANCH, L.L.C.
K. HOVNANIAN AT TRAIL RIDGE, L.L.C.
K. HOVNANIAN AT WINCHESTER, L.L.C.
K. HOVNANIAN INTERNATIONAL, L.L.C.
K. HOVNANIAN T&C MANAGEMENT CO., L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT BEAUMONT, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT HEMET, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT MENIFEE VALLEY, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, L.L.C.
K. HOVNANIAN’S FOUR SEASONS, L.L.C.
K. HOVNANIAN’S PARKSIDE AT TOWNGATE, L.L.C.
NATOMAS CENTRAL NEIGHBORHOOD HOUSING, L.L.C.

By:	K. Hovnanian Developments of California, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance
[INTERCREDITOR AGREEMENT]

K. HOVNANIAN HOLDINGS NJ, L.L.C.

By:	K. Hovnanian Developments of New Jersey, Inc., as member of the foregoing limited liability company.

By:
David G. Valiaveedan
Vice-President — Finance

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member of the foregoing limited liability company.

By:
David G. Valiaveedan
Vice-President — Finance
[INTERCREDITOR AGREEMENT]

BUILDER SERVICES, PA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF PENNSYLVANIA, L.L.C.
K. HOVNANIAN AT ALLENBERRY, L.L.C.
K. HOVNANIAN AT ALLENTOWN, L.L.C.
K. HOVNANIAN AT BROAD AND WALNUT, L.L.C.
K. HOVNANIAN AT CAMP HILL, L.L.C.
K HOVNANIAN AT EAST BRANDYWINE, L.L.C.
K HOVNANIAN AT FORKS TWP. I, L.L.C.
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.
K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.
K. HOVNANIAN AT LOWER MORELAND I, L.L.C.
K. HOVNANIAN AT LOWER MORELAND II, L.L.C.
K. HOVNANIAN AT LOWER MORELAND III, L.L.C.
K. HOVNANIAN AT MACUNGIE, L.L.C.
K. HOVNANIAN AT NORTHAMPTON, L.L.C.
K. HOVNANIAN AT PHILADELPHIA II, L.L.C.
K. HOVNANIAN AT PHILADELPHIA III, L.L.C.
K. HOVNANIAN AT PHILADELPHIA IV, L.L.C.
K. HOVNANIAN AT RAPHO, L.L.C.

By:	K. Hovnanian Companies of Pennsylvania, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance
[INTERCREDITOR AGREEMENT]

K. HOVNANIAN AT SILVER SPRING, L.L.C.
K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.
K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.
K. HOVNANIAN AT WEST BRADFORD, L.L.C.
K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.
K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.
RIDGEMORE UTILITY ASSOCIATES OF PENNSYLVANIA, L.L.C.

By:	K. Hovnanian Companies of Pennsylvania, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance
[INTERCREDITOR AGREEMENT]

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.
K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.
K. HOVNANIAN FIRST HOMES, L.L.C.
K. HOVNANIAN FLORIDA REALTY, L.L.C.
K. HOVNANIAN STANDING ENTITY, L.L.C.
K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.
K. HOVNANIAN WINDWARD HOMES, L.L.C.

By:	Hovnanian Developments of Florida, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance
[INTERCREDITOR AGREEMENT]

K. HOVNANIAN COMPANIES, LLC

By:	K. Hovnanian Enterprises, Inc., as member of the foregoing limited liability company.

By:
David G. Valiaveedan
Vice-President — Finance

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member of the foregoing limited liability company.

By:
David G. Valiaveedan
Vice-President — Finance

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

By:	K. Hovnanian at Perkiomen II, Inc., as the sole member of the foregoing limited liability company.

By:
David G. Valiaveedan
Vice-President — Finance
[INTERCREDITOR AGREEMENT]

K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.
K. HOVNANIAN FOUR SEASONS AT GOLD HILL, L.L.C.
K. HOVNANIAN HOMES OF SOUTH CAROLINA, L.L.C.

By:	K. Hovnanian Developments of South Carolina, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance
K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, L.L.C.
K. HOVNANIAN GREAT WESTERN HOMES, L.L.C.
NEW LAND TITLE AGENCY, L.L.C.

By:	K. Hovnanian Developments of Arizona, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance
[INTERCREDITOR AGREEMENT]

K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.
K. HOVNANIAN AT RIDGESTONE, L.L.C.
K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK, L.L.C.
K. HOVNANIAN T&C HOMES AT MINNESOTA, L.L.C.

By:	K. Hovnanian Developments of Minnesota, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance
[INTERCREDITOR AGREEMENT]

K. HOVNANIAN OHIO REALTY, L.L.C.
K. HOVNANIAN OSTER HOMES, L.L.C.
K. HOVNANIAN SUMMIT HOMES, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

By:	K. Hovnanian Developments of Ohio, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance
[INTERCREDITOR AGREEMENT]

K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT HUNTFIELD, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF
WEST VIRGINIA, L.L.C.

By:	K. Hovnanian Developments of West Virginia, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance
K. HOVNANIAN SUMMIT HOMES OF MICHIGAN, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF MICHIGAN, L.L.C.

By:	K. Hovnanian Developments of Michigan, Inc., as the sole member of the foregoing limited liability company.

By:
David G. Valiaveedan
Vice-President — Finance
[INTERCREDITOR AGREEMENT]

M&M AT CHESTERFIELD, L.L.C.
M&M AT APPLE RIDGE, L.L.C.
M&M AT EAST MILL, L.L.C.
M&M AT MORRISTOWN, L.L.C.
M&M AT SHERIDAN, L.L.C.
M&M AT SPINNAKER POINTE, L.L.C.
M&M AT SPRUCE HOLLOW, L.L.C.
M&M AT SPRUCE RUN, L.L.C.
M&M AT THE HIGHLANDS, L.L.C.
MATZEL & MUMFORD AT EGG HARBOR, L.L.C.
MATZEL & MUMFORD AT MONTGOMERY, L.L.C.
THE LANDINGS AT SPINNAKER POINTE, L.L.C.

By:	The Matzel & Mumford Organization, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance
[INTERCREDITOR AGREEMENT]

M & M AT COPPER BEECH, L.L.C.
M & M AT CRESCENT COURT, L.L.C.
M&M AT EAST RUTHERFORD, L.L.C.
M&M AT KENSINGTON WOODS, L.L.C.
M & M AT STATION SQUARE, L.L.C.
M & M AT UNION, L.L.C.
M&M AT TAMARACK HOLLOW, L.L.C.
M&M AT THE CHATEAU, L.LC.
M&M AT WEST ORANGE, L.L.C.
M&M AT WESTPORT, L.L.C.
M&M AT WHEATENA URBAN RENEWAL, L.L.C.
MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.
MMIP, L.L.C.

By:	M&M Investments, L.P., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance
[INTERCREDITOR AGREEMENT]

K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.
K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.
K. HOVNANIAN HOMES AT JONES STATION 2, L.L.C.
K. HOVNANIAN HOMES AT MAXWELL PLACE. L.L.C.
K. HOVNANIAN HOMES AT PRIMERA, L.L.C.
PADDOCKS, L.L.C.
PINE AYR, L.L.C.

By:	K. Hovnanian Homes of Maryland, L.L.C., as the sole member of each of the foregoing limited liability companies.

By:

David G. Valiaveedan Vice-President — Finance
HOVNANIAN LAND INVESTMENT GROUP OF TEXAS, L.L.C.

By:	K. Hovnanian Homes — DFW, L.L.C., as the sole member of the foregoing limited liability company.

	By:	K. Hovn member company	anian Holdings NJ, L.L.C., as the sole of the foregoing limited liability .

By:
David G. Valiaveedan
Vice-President — Finance
[INTERCREDITOR AGREEMENT]

K. HOVNANIAN AT NEW WINDSOR, L.L.C.
BUILDER SERVICES NY, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT HAMPTONBURGH, L.L.C.

By:	K. Hovnanian at Northern Westchester, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance
K. HOVNANIAN DELAWARE ACQUISITIONS, L.L.C.
K. HOVNANIAN HOMES OF DELAWARE, L.L.C.
K. HOVNANIAN HOMES AT NASSAU GROVE, L.L.C.

By:	K. Hovnanian Developments of Delaware, Inc., as the sole member of the foregoing limited liability company.

By:
David G. Valiaveedan
Vice-President — Finance
[INTERCREDITOR AGREEMENT]

K. HOVNANIAN AT MENIFEE VALLEY CONDOMINIUMS, L.L.C.

By:	K. Hovnanian’s Four Seasons At Menifee Valley, L.L.C.

By:
David G. Valiaveedan
Vice-President — Finance
HOVNANIAN LAND INVESTMENT GROUP OF NORTH CAROLINA, L.L.C.

By:	K. Hovnanian Developments of North Carolina, Inc., as the sole member of the foregoing limited liability company.

By:
David G. Valiaveedan
Vice-President — Finance
[INTERCREDITOR AGREEMENT]

K. HOVNANIAN’S FOUR SEASONS AT BAILEY’S GLENN, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT RENAISSANCE, L.L.C.

By:	K. Hovnanian Homes of North Carolina, Inc. as the sole member of the foregoing limited liability companies

By:
David G. Valiaveedan
Vice-President — Finance
[INTERCREDITOR AGREEMENT]

K. HOVNANIAN HOMES OF INDIANA, L.L.C.

By:	K. Hovnanian Developments of Indiana, Inc., as the sole member of the foregoing limited liability company.

By:
David G. Valiaveedan
Vice-President — Finance
K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF KENTUCKY, L.L.C.

By:	K. Hovnanian Developments of Kentucky, Inc., as the sole member of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance
[INTERCREDITOR AGREEMENT]

K. HOVNANIAN CONNECTICUT ACQUISITIONS, L.L.C.

By:	K. Hovnanian Developments of Connecticut, Inc., as the sole member of the foregoing limited liability company.

By:
David G. Valiaveedan
Vice-President — Finance
K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.

By:	K. Hovnanian Developments of Illinois, Inc., as the sole member of the foregoing limited liability company.

By:
David G. Valiaveedan
Vice-President — Finance
HOVNANIAN LAND INVESTMENT GROUP OF GEORGIA, L.L.C
K. HOVNANIAN HOMES OF GEORGIA, L.L.C.

By:	K. Hovnanian Developments of Georgia, Inc., as the sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance
[INTERCREDITOR AGREEMENT]

WESTMINSTER HOMES OF ALABAMA, L.L.C.
WESTMINSTER HOMES OF MISSISSIPPI, L.L.C.

By:	Washington Homes, Inc., as sole member of each of the foregoing limited liability companies.

By:
David G. Valiaveedan
Vice-President — Finance
K. HOVNANIAN AT EWING, L.L.C.

By:	K. Hovnanian at Lakewood, Inc., as sole member of the foregoing limited liability company

By:
David G. Valiaveedan
Vice-President — Finance
[INTERCREDITOR AGREEMENT]

M&M INVESTMENTS, L.P.

By:	The Matzel & Mumford Organization, Inc., as general partner of the foregoing limited partnership.

By:
David G. Valiaveedan
Vice-President — Finance
Address for Notices for each of the foregoing:
c/o K. Hovnanian Enterprises, Inc.
110 West Front St., P.O. Box 500
Red Bank, NJ 07701
Attention: David G. Valiaveedan
Telephone: (732) 747-7800
Telecopy: (732) 747-6835
[INTERCREDITOR AGREEMENT]

Exhibit A
Form of Joinder Agreement
This JOINDER AGREEMENT is made [          ], 20[  ] by [          ] as Additional Junior Noteholder Collateral Agent and [          ] as Additional Junior Trustee.
Reference is made to the Intercreditor Agreement, dated November [  ], 2008, among each of the Grantors, Hovnanian, the Company, the First-Lien Administration Agent, the Senior Credit Agent, Wilmington Trust Company, as Mortgage Tax Collateral Agent, the Senior Noteholder Collateral Agent, the Senior Trustee, the Initial Junior Noteholder Collateral Agent and the Initial Junior Trustee (as the same may be modified, supplemented, amended or restated, the “Intercreditor Agreement”). Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Intercreditor Agreement.
This Joinder Agreement is being executed and delivered in connection with the issuance of Additional Junior Notes denominated as the [  ]% Senior Secured Notes due [     ] (the “Notes”). Each of the Additional Junior Noteholder Collateral Agent and the Additional Junior Trustee hereby agrees that effective as of the date hereof it hereby is, and shall be deemed to be, an Additional Junior Noteholder Collateral Agent and an Additional Junior Trustee, respectively, under the Intercreditor Agreement and agrees that from the date hereof until the Discharge of Senior Claims, it shall perform, comply with and be subject to and bound by each of the terms, provisions and conditions of the Intercreditor Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally named, in the case of [  ], as an Additional Junior Noteholder Collateral Agent, and in the case of [          ], as an Additional Junior Trustee, therein and as if such party executed the Intercreditor Agreement on November [     ], 2008.
The Additional Junior Noteholder Collateral Agent and the Additional Junior Trustee hereby makes, affirms, and ratifies the Intercreditor Agreement.
It is understood and agreed that [          ] is entering into this Joinder Agreement in its capacity as Additional Junior Trustee and the provisions of [Article 7] of the Additional Junior Indenture applicable to the Additional Junior Trustee thereunder shall also apply to the Additional Junior Trustee under this Joinder Agreement and under the Intercreditor Agreement.
This Joinder Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.
This Joinder Agreement may be signed in any number of counterparts each of which shall be an original, but all of which together shall constitute one and the same instrument; and, delivery of executed signature pages hereof by telecopy transmission, or other electronic transmission in .pdf or similar format, from one party to another shall constitute effective and binding execution and delivery of this Joinder Agreement by such party.

IN WITNESS WHEREOF, the Additional Junior Noteholder Collateral Agent and the Additional Junior Trustee have duly executed this Joinder Agreement as of the date and year first written above.

Notice Address:	Additional Junior Noteholder Collateral Agent

By:

Title:

Notice Address:	Additional Junior Trustee

By:

Title: